                                                                    Exhibit 10.6

                                                                  EXECUTION COPY

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                   among

                           QUICKSILVER RESOURCES INC.,
                                  as Borrower,

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

            The Financial Institutions Listed on Schedule 1 Hereto,
                                    as Banks

                                  $250,000,000

                                  dated as of

                                  May 13, 2002

                        BANC OF AMERICA SECURITIES LLC,
                     as Sole Lead Arranger and Book Manager

                              FORTIS CAPITAL CORP.
                                      and
                                  BNP PARIBAS,
                            as Co-Syndication Agents

                                   CIBC INC.
                                      and
                            THE BANK OF NOVA SCOTIA,
                           as Co-Documentation Agents

                                              TABLE OF CONTENTS
                                                                                                       Page No.

ARTICLE I        AMENDMENT AND RESTATEMENT..................................................................1

ARTICLE II       TERMS DEFINED..............................................................................2
         SECTION 2.1.    Definitions........................................................................2
         SECTION 2.2.    Accounting Terms and Determinations...............................................26
         SECTION 2.3.    Petroleum Terms...................................................................26
         SECTION 2.4.    Money.............................................................................26

ARTICLE III      THE CREDIT................................................................................27
         SECTION 3.1.    Commitments.......................................................................27
         SECTION 3.2.    Notes.............................................................................31
         SECTION 3.3.    Interest Rates; Payments..........................................................31
         SECTION 3.4.    Mandatory Prepayments Resulting From Borrowing Base
                         Deficiency........................................................................33
         SECTION 3.5.    Voluntary Prepayments.............................................................33
         SECTION 3.6.    Voluntary Reduction of Commitments................................................34
         SECTION 3.7.    Termination of Commitments; Final Maturity of Loan................................34
         SECTION 3.8.    Unused Commitment Fee.............................................................34
         SECTION 3.9.    Agency and other Fees.............................................................34

ARTICLE IV       GENERAL PROVISIONS........................................................................34
         SECTION 4.1.    Delivery and Endorsement of Notes.................................................34
         SECTION 4.2.    General Provisions as to Payments.................................................35

ARTICLE V        CHANGE IN CIRCUMSTANCES...................................................................36
         SECTION 5.1.    Increased Cost and Reduced Return.................................................36
         SECTION 5.2.    Limitation on Types of Loans......................................................37
         SECTION 5.3.    Illegality........................................................................37
         SECTION 5.4.    Treatment of Affected Loans.......................................................38
         SECTION 5.5.    Compensation......................................................................38
         SECTION 5.6.    Taxes.............................................................................39
         SECTION 5.7.    Discretion of Banks as to Manner of Funding.......................................40

ARTICLE VI       BORROWING BASE............................................................................40
         SECTION 6.1.    Reserve Report; Proposed Borrowing Base...........................................40
         SECTION 6.2.    Scheduled Redeterminations of the Borrowing Base;
                         Procedures and Standards..........................................................41
         SECTION 6.3.    Special Redetermination...........................................................41
         SECTION 6.4.    Borrowing Base Deficiency.........................................................42
         SECTION 6.5.    Initial Borrowing Base............................................................42

ARTICLE VII      COLLATERAL AND GUARANTEES.................................................................42
         SECTION 7.1.    Security..........................................................................42
         SECTION 7.2.    Guarantees........................................................................43

ARTICLE VIII     CONDITIONS PRECEDENT......................................................................44
         SECTION 8.1.    Conditions to Amendment and Restatement and Initial Borrowing
                         and Participation in Letter of Credit Exposure....................................44
         SECTION 8.2.    Conditions to Each Borrowing and each Letter of Credit............................47
         SECTION 8.3.    Materiality of Conditions.........................................................48

ARTICLE IX       REPRESENTATIONS AND WARRANTIES............................................................48
         SECTION 9.1.    Existence and Power...............................................................48
         SECTION 9.2.    Credit Party and Governmental Authorization; Contravention........................48
         SECTION 9.3.    Binding Effect....................................................................49
         SECTION 9.4.    Financial Information.............................................................49
         SECTION 9.5.    Litigation........................................................................49
         SECTION 9.6.    ERISA.............................................................................49
         SECTION 9.7.    Taxes and Filing of Tax Returns...................................................50
         SECTION 9.8.    Ownership of Properties Generally.................................................50
         SECTION 9.9.    Mineral Interests.................................................................51
         SECTION 9.10.   Licenses, Permits, Etc............................................................51
         SECTION 9.11.   Compliance with Law...............................................................51
         SECTION 9.12.   Full Disclosure...................................................................51
         SECTION 9.13.   Organizational Structure; Nature of Business......................................52
         SECTION 9.14.   Environmental Matters.............................................................52
         SECTION 9.15.   Burdensome Obligations............................................................53
         SECTION 9.16.   Fiscal Year.......................................................................53
         SECTION 9.17.   No Default........................................................................53
         SECTION 9.18.   Government Regulation.............................................................53
         SECTION 9.19.   Insider...........................................................................53
         SECTION 9.20.   Gas Balancing Agreements and Advance Payment Contracts............................53
         SECTION 9.21.   Cinnabar..........................................................................53
         SECTION 9.22.   Commodity Price Risk Policy.......................................................53
         SECTION 9.23.   Subordinate Debt, Mercury Subordinate Debt, and Falcon Seaboard
                         Settlement Agreement..............................................................54

ARTICLE X        AFFIRMATIVE COVENANTS.....................................................................54
         SECTION 10.1.   Information.......................................................................54
         SECTION 10.2.   Business of Borrower and Subsidiaries.............................................56
         SECTION 10.3.   Maintenance of Existence..........................................................56
         SECTION 10.4.   Title Data........................................................................56
         SECTION 10.5.   Right of Inspection...............................................................57
         SECTION 10.6.   Maintenance of Insurance..........................................................57
         SECTION 10.7.   Payment of Taxes and Claims.......................................................57
         SECTION 10.8.   Compliance with Laws and Documents................................................57
         SECTION 10.9.   Operation of Properties and Equipment.............................................58
         SECTION 10.10.  Environmental Law Compliance......................................................58

         SECTION 10.11.  ERISA Reporting Requirements......................................................58
         SECTION 10.12.  Additional Documents..............................................................59
         SECTION 10.13.  Environmental Review..............................................................59

ARTICLE XI       NEGATIVE COVENANTS........................................................................59
         SECTION 11.1.   Incurrence of Debt................................................................60
         SECTION 11.2.   Restricted Payments...............................................................60
         SECTION 11.3.   Negative Pledge...................................................................60
         SECTION 11.4.   Consolidations and Mergers........................................................61
         SECTION 11.5.   Asset Dispositions................................................................61
         SECTION 11.6.   Amendments to Organizational Documents; Other Material
                         Agreements........................................................................62
         SECTION 11.7.   Use of Proceeds...................................................................62
         SECTION 11.8.   Investments.......................................................................62
         SECTION 11.9.   Transactions with Affiliates......................................................62
         SECTION 11.10.  ERISA.............................................................................62
         SECTION 11.11.  Hedge Transactions................................................................63
         SECTION 11.12.  Fiscal Year.......................................................................63
         SECTION 11.13.  Change in Business................................................................63
         SECTION 11.14.  Subordinate Debt, Mercury Subordinate Debt, and Falcon
                         Seaboard Settlement Agreement.....................................................63

ARTICLE XII      FINANCIAL COVENANTS.......................................................................63

ARTICLE XIII     DEFAULTS..................................................................................64
         SECTION 13.1.   Events of Default.................................................................64

ARTICLE XIV      AGENTS....................................................................................66
         SECTION 14.1.   Appointment, Powers, and Immunities...............................................66
         SECTION 14.2.   Reliance by Agents................................................................67
         SECTION 14.3.   Defaults..........................................................................67
         SECTION 14.4.   Rights as Bank....................................................................67
         SECTION 14.5.   Indemnification...................................................................67
         SECTION 14.6.   Non-Reliance on Agents and Other Banks............................................68
         SECTION 14.7.   Resignation of Agents.............................................................68
         SECTION 14.8.   Foreign Banks.....................................................................69

ARTICLE XV       MISCELLANEOUS.............................................................................69
         SECTION 15.1.   Notices...........................................................................69
         SECTION 15.2.   No Waivers........................................................................70
         SECTION 15.3.   Expenses; Indemnification.........................................................70
         SECTION 15.4.   Right of Set-off; Adjustments.....................................................71
         SECTION 15.5.   Amendments and Waivers............................................................71
         SECTION 15.6.   Survival..........................................................................72
         SECTION 15.7.   Limitation on Interest............................................................72
         SECTION 15.8.   Invalid Provisions................................................................72
         SECTION 15.9.   Waiver of Consumer Credit Laws....................................................72

         SECTION 15.10.  Assignments and Participations....................................................73
         SECTION 15.11.  TEXAS LAW.........................................................................75
         SECTION 15.12.  Consent to Jurisdiction; Waiver of Immunities.....................................75
         SECTION 15.13.  Counterparts; Effectiveness.......................................................75
         SECTION 15.14.  No Third Party Beneficiaries......................................................76
         SECTION 15.15.  COMPLETE AGREEMENT................................................................76
         SECTION 15.16.  WAIVER OF JURY TRIAL..............................................................76
         SECTION 15.17.  Confidentiality...................................................................76

                                    EXHIBITS
                                    --------

EXHIBIT A             FORM OF PLEDGE AGREEMENT
EXHIBIT B             FORM OF NOTE
EXHIBIT C             FORM OF GUARANTY
EXHIBIT D             FORM OF REQUEST FOR BORROWING
EXHIBIT E             FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT F             FORM OF NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT G             FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT H             FORM OF CERTIFICATE OF FINANCIAL OFFICER
EXHIBIT I             FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT J             FORM OF CERTIFICATE OF EFFECTIVENESS
EXHIBIT K             COMMODITY PRICE RISK POLICY

                                   SCHEDULES
                                   ---------

SCHEDULE 1            FINANCIAL INSTITUTIONS
SCHEDULE 2            INVESTMENTS
SCHEDULE 3            LITIGATION
SCHEDULE 4            CAPITALIZATION
SCHEDULE 5            ENVIRONMENTAL DISCLOSURE

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------

         THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is
                                                                  ---------
entered into as of the 13th day of May, 2002, among QUICKSILVER RESOURCES INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., as Administrative
                         --------
Agent ("Administrative Agent"), and the financial institutions listed on
        --------------------
Schedule 1 hereto, as Banks (individually, a "Bank," and collectively, the
----------                                    ----
"Banks").
 -----

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower, Administrative Agent and the other financial institutions named and defined therein as Banks (collectively, the "Existing
                                                                    --------
Banks") and Agents are parties to that certain Third Amended and Restated Credit
-----
Agreement dated as of March 31, 2000, pursuant to which Existing Banks provided certain loans and other extensions of credit to Borrower (as renewed, extended, amended or restated from time to time, the "Existing Credit Agreement"); and
                                            -------------------------

         WHEREAS, after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to the terms hereof, the Commitment Percentage (as herein defined) of each Bank (including each Existing Bank) hereunder will be as set forth on Schedule 1 hereto; and
                                  ----------

         WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in the form of this Agreement and Borrower desires to obtain Borrowings (as herein defined) (a) to refinance the indebtedness under the Existing Credit Agreement, (b) to increase from $225,000,000 to $250,000,000 the aggregate Commitments of Banks, and (c) for other purposes permitted herein; and

         WHEREAS, subject to and upon the terms and conditions herein contained, Banks are willing to provide the credit facility described.

         NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent, and Banks agree as follows:

                                   ARTICLE I

                            AMENDMENT AND RESTATEMENT

         Subject to the satisfaction of each condition precedent contained in
Section 8.1 hereof, the satisfaction of which shall be evidenced by the
-----------
execution by Borrower and Administrative Agent of the Certificate of Effectiveness (as hereinafter defined), the Existing Credit Agreement shall be amended and restated as of the Closing Date (as hereinafter defined) in the form of this Agreement.

                                   ARTICLE II

                                 TERMS DEFINED

         SECTION 2.1.            Definitions.  The following terms, as used
                                 -----------
herein, have the following meanings:

         "Adjusted Eurodollar Rate" means, for any Eurodollar Loan for any
          ------------------------
Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

         "Administrative Agent" means Bank of America, N.A., in its capacity as
          --------------------
administrative agent for Banks hereunder, and any successor thereto.

         "Administrative Questionnaire" means an Administrative Questionnaire,
          ----------------------------
an Administrative Details Reply Form or similar form provided by Administrative Agent to each Bank.

         "Advance Payment Contract" means any contract whereby any Credit Party
          ------------------------
either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (each, an "Advance Payment") to be applied toward
                                   ---------------
payment of the purchase price of Hydrocarbons produced or to be produced from Mineral Interests owned by any Credit Party and which Advance Payment is, or is to be, paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided,
                                                                       --------
that inclusion of the standard "take or pay" provision in any gas sales or
----
purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

         "Affiliate" means, as to any Person, any Subsidiary of such Person, or
          ---------
any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to any Credit Party, means, any director, executive officer, general partner or manager of such Credit Party and any Person who holds five percent (5%) or more of the voting stock, partnership interests, membership interests or other ownership interests of such Credit Party. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests or partnership interests, or by contract or otherwise.

         "Agent" means Administrative Agent, Sole Lead Arranger or Book Manager,
          -----
and "Agents" means Administrative Agent, Sole Lead Arranger and Book Manager,
     ------
collectively.

         "Agreement" means this Fourth Amended and Restated Credit Agreement, as
          ---------
the same may hereafter be modified, amended or supplemented from time to time.

         "Applicable Environmental Law" means any international, foreign,
          ----------------------------
federal, state or local law, common law, ordinance, regulation or policy, as well as order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, or Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under, or about any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party including, without limitation, soil, groundwater, and indoor and ambient air conditions.

         "Applicable Lending Office" means, for each Bank and for each Type of
          -------------------------
Loan, the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or an affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which Loans of such Type are to be made and maintained.

         "Applicable Margin" means, on any date, with respect to each Eurodollar
          -----------------
Loan, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:

  ======================================= =====================================

           Ratio of Outstanding                  Applicable Margin for
         Credit to Borrowing Base                 Eurodollar Tranches
  --------------------------------------- -------------------------------------
                # .50 to 1                               1.250%
  --------------------------------------- -------------------------------------
           >.50 to 1 # .75 to 1                          1.500%
  --------------------------------------- -------------------------------------
          > .75 to 1 # .90 to 1                          1.875%
  --------------------------------------- -------------------------------------
                > .90 to 1                               2.250%
  ======================================= =====================================

         "Approved Fund" means any Fund that is administered or managed by (a) a
          -------------
Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

         "Approved Petroleum Engineer" means Schlumberger Holditch-Reservoir
          ---------------------------
Technologies Consulting Services, or any other reputable firm of independent petroleum engineers as shall be selected by Borrower and approved by Required Banks, such approval not to be unreasonably withheld.

         "Assignment and Assumption Agreement" means an assignment and
          -----------------------------------
assumption agreement entered into by a Bank and an Eligible Assignee and accepted by Administrative

Agent, in substantially the form of Exhibit I or any other form approved by the Administrative Agent.

         "Authorized Officer" means, as to any Person, its Chief Executive
          -----------------
Officer, its President, its Chief Financial Officer, any of its Vice Presidents, its Treasurer or its corporate Secretary.

         "Availability" means, as of any date, the remainder of (a) the
          ------------
Borrowing Base in effect on such date, minus (b) the Outstanding Credit on such date.

         "Bank" means any financial institution reflected on Schedule 1 hereto
          ----                                               ----------
as having a Commitment and its successors and permitted Assignees, and "Banks"
                                                                        -----
shall mean all Banks.

         "Bank of America" means Bank of America, N.A., a national banking
          ---------------
association, in its capacity as a Bank.

         "Base Rate" means, for any day, the rate per annum equal to the higher
          ---------
of (a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective automatically and without notice to Borrower or any Bank on the effective date of such change in the Prime Rate or Federal Funds Rate.

         "Base Rate Loan" means the portion of the principal of the Loan bearing
          --------------
interest with reference to the Base Rate.

         "Book Manager" means Banc of America Securities LLC in its capacity as
          ------------
book manager for the credit facility hereunder or any successor thereto.

         "Borrower" means Quicksilver Resources Inc., a Delaware corporation.
          --------

         "Borrower Pledge Agreement" means an Amended and Restated Pledge
          -------------------------
Agreement substantially in the form of Exhibit A hereto (with applicable
                                       ---------
conforming changes), to be executed by Borrower pursuant to which Borrower shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by Borrower of each existing or hereafter acquired Subsidiary of Borrower to secure the Obligations.

         "Borrowing" means any disbursement to Borrower under, or to satisfy the
          ---------
obligations of any Credit Party under, any of the Loan Papers. Any Borrowing which will constitute a part of the Base Rate Loan is referred to herein as a
                                    --------------
"Base Rate Borrowing," and any Borrowing which will constitute a Eurodollar Loan
 -------------------
is referred to herein as a "Eurodollar Borrowing."
                            --------------------

         "Borrowing Base" means the loan value attributable to certain of
          --------------
Borrower's and its Subsidiaries' Mineral Interests as determined in accordance with Article VI hereof.
     ----------

         "Borrowing Base Deficiency" means, as of any date, the amount, if any,
          -------------------------
by which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence
                     --------  ----
and amount of any Borrowing Base Deficiency,

Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 3.1(b).
                                                 --------------

         "Borrowing Base Properties" means all Mineral Interests evaluated by
          -------------------------
Banks for purposes of establishing the Borrowing Base.

         "Borrowing Date" means the Eurodollar Business Day or the Domestic
          --------------
Business Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

         "Certificate of Effectiveness" means a Certificate of Effectiveness in
          ----------------------------
the form of Exhibit J attached hereto to be executed by Borrower and
            ---------
Administrative Agent upon the satisfaction of each of the conditions precedent contained in Section 8.1 hereof.
             -----------

         "Certificate of Ownership Interests" means a Certificate of Ownership
          ----------------------------------
Interests in the form of Exhibit G attached hereto to be executed and delivered
                         ---------
by an Authorized Officer of Borrower pursuant to Section 8.1(a)(xvii) hereof.
                                                 --------------------

         "Change of Control" means that, for any reason, any Person or group (as
          -----------------
defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Darden Group shall become the legal and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of greater than thirty percent (30%) of the outstanding voting power of all classes of capital stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower.

         "Cinnabar" means Cinnabar Energy Services and Trading, L.L.C., a
          --------
Michigan limited liability company.

         "Cinnabar Marketing Obligations" means obligations of Cinnabar to pay
          ------------------------------
(a) to third party producers or marketers of Hydrocarbons the purchase price of any Hydrocarbons purchased by Cinnabar from such third parties and then aggregated for resale with Hydrocarbons produced by Borrower and its Subsidiaries, and (b) to third party providers the costs of storage, pipeline and processing services with respect to such aggregated Hydrocarbons.

         "Closing Date" means the date upon which all of the conditions
          ------------
precedent set forth in Section 8.1 have been satisfied or waived, and Borrower
                       -----------
and Administrative Agent have executed and delivered the Certificate of Effectiveness.

         "Co-Documentation Agents" means, collectively, CIBC Inc. and The Bank
          -----------------------
of Nova Scotia.

         "Co-Syndication Agents" means, collectively, Fortis Capital Corp. and
          ---------------------
BNP Paribas.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Collateral Assignment" means, collectively, that certain (i) Fourth
          ---------------------
Amended and Restated Collateral Assignment of Promissory Notes and Contract Rights dated as of the Closing Date, executed by Borrower in favor of Administrative Agent, pursuant to which Borrower assigns to Administrative Agent and grants Administrative Agent a security interest in certain of the Existing
Section 29 Documents, (ii) Third Amended and Restated Collateral Assignment of Promissory Notes and Contract Rights dated as of the Closing Date, executed by Borrower in favor of Administrative Agent, pursuant to which Borrower assigns to Administrative Agent and grants Administrative Agent a security interest in certain of the Existing Section 29 Documents, and (iii) Amended and Restated Collateral Assignment of Promissory Notes and Contract Rights dated as of the Closing Date, executed by Borrower in favor of Administrative Agent, pursuant to which Borrower assigns to Administrative Agent and grants Administrative Agent a security interest in certain of the Mariner Section 29 Documents.

         "Commitment" means, with respect to any Bank, the commitment of such
          ----------
Bank to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 3.1 hereof, as such Commitment may be terminated and reduced
            -----------
from time to time in accordance with the provisions hereof. On the Closing Date the amount of each Bank's Commitment is the amount set forth opposite such Bank's name on Schedule 1 hereto; provided, that after giving effect to any
               ----------         --------  ----
Assignment and Assumption Agreement, the Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to
Section 15.10(b).
----------------

         "Commitment Percentage" means, with respect to each Bank, the
          ---------------------
Commitment Percentage for such Bank set forth on Schedule 1 hereto; provided,
                                                 ----------         --------
that after giving effect to any Assignment and Assumption Agreement, the
----
Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 15.10(c).
                                    ----------------

         "Commodity Price Risk Policy" has the meaning set forth in Section
          ---------------------------                               -------
9.22.
----

         "Consolidated Current Assets" means, for any Person at any time, the
          ---------------------------
current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time.

         "Consolidated Current Liabilities" means, for any Person at any time,
          --------------------------------
the current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of Borrower, excluding current maturities of Long Term Debt of Borrower and its Consolidated Subsidiaries outstanding at such time.

         "Consolidated EBITDAX" means, for any Person for any period, the
          --------------------
Consolidated Net Income of such Person for such period, plus each of the following determined for such Person and its Consolidated Subsidiaries on a consolidated basis for such period: (a) any provision for (or less any benefit from) income or franchise Taxes included in determining Consolidated Net Income;
(b) Consolidated Net Interest Expense deducted in determining Consolidated Net Income; (c) depreciation, depletion and amortization expense deducted in determining Consolidated Net Income; (d) other non-cash charges deducted in determining Consolidated Net Income to the extent not already included in clauses (b) and (c) of this definition; and (e) costs and expenses associated with seismic, geological and geophysical services performed in connection with, and attributable to, oil and gas exploration, to the extent deducted in determining Consolidated Net Income.

         "Consolidated Net Income" means, for any Person as of any period, the
          -----------------------
net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with GAAP, but excluding: (a) the income of any other Person (other than its Consolidated Subsidiaries) in which such Person or any of its Subsidiaries has an ownership interest, unless received by such Person or its Consolidated Subsidiaries in a cash distribution; (b) any after-tax gains attributable to asset dispositions; (c) any non-cash gains, losses or charges on any Hedging Agreement resulting from the requirements of SFAS 133 for that period; and (d) to the extent not included in clauses (a), (b) and (c) above, any after-tax (i) extraordinary gains (net of extraordinary losses) or (ii) non-cash nonrecurring gains.

         "Consolidated Net Interest Expense" means, for any Person for any
          ---------------------------------
period, the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

         "Consolidated Subsidiary" or "Consolidated Subsidiaries" means, for any
          -----------------------      -------------------------
Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

         "Continue," "Continuation," and "Continued" shall refer to the
          --------    ------------        ---------
continuation pursuant to Section 3.3(c) and/or Article V hereof of a Eurodollar
                         --------------        ---------
Loan from one Interest Period to the next Interest Period.

         "Contractual Obligation" means, as to any Person, any provision of any
          ----------------------
security issued by such Person or of any agreement, contract, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Convert," "Conversion," and "Converted" shall refer to a conversion
          -------    ----------        ---------
pursuant to Section 3.3(c) and/or Article V hereof of one Type of Loan into
            --------------        ---------
another Type of Loan.

         "Credit Parties" means, collectively, Borrower and each Subsidiary of
          --------------
Borrower, and "Credit Party" means any one of the foregoing.
               ------------

         "Darden Group" means, collectively, Mercury, QELC, the estate of Frank
          ------------
Darden, Lucy Darden, Anne Darden Self, Glenn Darden and Thomas Darden, and their respective designees, heirs, trusts and estates.

         "Debt" means, for any Person at any time, without duplication, (a) all
          ----
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which have not been outstanding for more than ninety (90) days past the invoice date, (g) all obligations of such Person secured by a Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, and (h) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in (a) through (g) preceding.

         "Default" means any condition or event which constitutes an Event of
          -------
Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means, in respect of any principal of the Loan or any
          ------------
other amount payable by Borrower under any Loan Paper (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of
(i) three percent (3%), plus (ii) the Base Rate as in effect from time to time (provided, that if such amount in default is principal of a Eurodollar Borrowing
 --------  ----
and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from
               ------------
and including the due date and to but excluding the last day of the Interest Period therefor, (a) three percent (3%), plus (b) the Applicable Margin, plus
(c) the Eurodollar Rate for such Borrowing for such Interest Period as provided in Section 3.3 hereof, and thereafter, the rate provided for above in this
   -----------
definition).

         "Distribution" by any Person, means (a) with respect to any stock
          ------------
issued by such Person or any partnership, joint venture, limited liability company, membership or other interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of any Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

         "Domestic Business Day" means any day except a Saturday, Sunday or
          ---------------------
other day on which national banks in Dallas, Texas are authorized by Law to close.

         "Domestic Lending Office" means, as to each Bank, (a) its office
          -----------------------
located at its address identified on Schedule 1 hereto as its Domestic Lending
                                     ----------
Office, (b) its office located at its address identified on the Register (as defined in Section 15.10(c)) as its Domestic Lending Office, or (c) such other
           ----------------
office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

         "Eligible Assignee" means (a) a Bank; (b) an Affiliate of a Bank; (c)
          -----------------
an Approved Fund; and (d) any other Person (other than a natural Person) approved by (i) the Administrative Agent and (ii) unless a Default or Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the
                                      -------------
                                     - 8 -
foregoing, "Eligible Assignee" shall not include the Borrower or any of the
            -----------------
Borrower's Affiliates or Subsidiaries.

         "Environmental Complaint" means any complaint, summons, citation,
          -----------------------
notice, directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

         "Equity" means shares of capital stock or a partnership, profits,
          ------
capital, member or other equity interest, or options, warrants or any other rights to substitute for or otherwise acquire the capital stock or a partnership, profits, capital, member or other equity interest of any Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as
          -----
amended.

         "ERISA Affiliate" means any corporation or trade or business under
          ---------------
common control with any Credit Party as determined under section 4001(a)(14) of ERISA.

         "Eurodollar Business Day" means any Domestic Business Day on which
          -----------------------
commercial banks are open for international business (including dealings in dollar deposits) in the applicable eurodollar interbank market.

         "Eurodollar Lending Office" means, as to each Bank, (a) its office,
          -------------------------
branch or affiliate located at its address identified on Schedule 1 hereto as
                                                         ----------
its Eurodollar Lending Office, (b) its office, branch or affiliate located at its address identified on the Register (as defined in Section 15.10(b)) as its
                                                      ----------------
Eurodollar Lending Office, or (c) such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

         "Eurodollar Loans" means Loans that bear interest at rates based upon
          ----------------
the Adjusted Eurodollar Rate.

         "Eurodollar Rate" means, for any Loan which is the subject of a
          ---------------
Eurodollar Tranche for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for the principal amount of the Loan which is the
 ---------------
subject of a Eurodollar Tranche for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on
                      --------  -------
Reuters Screen LIBO Page, the
applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

         "Events of Default" has the meaning set forth in Section 13.1.
          -----------------                               ------------

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

         "Excluded Accounts" means, collectively, all accounts receivable or
          -----------------
other Debt which are owed to Borrower by any Related Party, other than those which arise in the ordinary course of business as a result of sales of goods to, or rendering of services to, a Related Party who has the ability to pay, and is expected to pay, the same.

         "Exhibit" refers to an exhibit attached to this Agreement and
          -------
incorporated herein by reference, unless specifically provided otherwise.

         "Existing Credit Agreement" has the meaning assigned to such term in
          -------------------------
the recitals hereto.

         "Existing Reserve Report" means an engineering and economic analysis of
          -----------------------
certain of the Borrowing Base Properties prepared as of January 1, 2002 by Schlumberger Holditch-Reservoir Technologies Consulting Services.

         "Existing Section 29 Documents" means each of the following documents,
          -----------------------------
instruments and agreements (as the same may have been amended, modified, extended or supplemented):

               (a) Assignment, dated as of December 1, 1997, by and between Mercury, as assignor, and MA Gas LLC ("MAG"), as assignee;
                                       ---

               (b) Assignment by and between Mercury, as assignor, and Borrower, as assignee;

               (c) Partial Assignment of Reversionary Interest, dated effective as of December 1, 1997, by and between Borrower, as assignor, and MAG, as assignee;

               (d) Conveyance of Production Payment, dated as of December 1, 1997, by and between MAG, as assignor, and Mercury, as assignee;

               (e) Amendment to Conveyance of Production Payment, dated effective as of December 1, 1997, by and between MAG, as assignor, and Borrower, as assignee;

               (f) Second Amendment to Conveyance of Production Payment, dated effective as of March 1, 1997, by and between MAG and Borrower;

               (g) Mortgage, dated as of December 1, 1997, by and between MAG, as mortgagor, and Mercury, as mortgagee;

               (h) Assignment, dated as of December 1, 1997 by and between Michigan Gas Partners, a Texas limited partnership and predecessor in interest to Borrower ("MGP"), as assignor, and MGP Gas L.L.C. ("MGPG"), as assignee;
              ---                                      ----

               (i) Partial Assignment of Reversionary Interest, dated effective as of December 1, 1997, by and between Borrower, as assignor, and MGPG, as assignee

               (j) Conveyance of Production Payment, dated as of December 1, 1997, by and between MGPG, as assignor, and MGP, as assignee;

               (k) Amendment to Conveyance of Production Payment, dated effective as of December 1, 1997, by and between MGPG, as assignor, and Borrower, as assignee;

               (l) Mortgage, dated as of December 1, 1997, by and between MGPG, as mortgagor, and MGP, as mortgagee;

               (m) Purchase and Sale Agreement, dated as of December 1, 1997, by and between Mercury, as seller, and MAG, as buyer;

               (n) Amendment of Purchase and Sale Agreement, dated effective as of December 1, 1997, by and among Mercury, Borrower and MAG;

               (o) Second Amendment to Purchase Agreement, dated as of March 31, 2000, by and between Borrower and MAG;

               (p) Credit Payment Note, dated December 1, 1997, executed by MAG, as maker, payable to the order of Mercury, as payee;

               (q) Amended and Restated Credit Payment Note, dated as of December 1, 1997, executed by MAG, as maker, payable to the order of Borrower, as payee;

               (r) Fixed Payment Note, dated December 1, 1997, executed by MAG, as maker, payable to the order of Mercury, as payee, in the original principal amount of $5,092,721;

               (s) Amended and Restated Fixed Payment Note, dated as of December 1, 1997, executed by MAG, as maker, payable to the order of Borrower, as payee;

               (t) Assignment of Enforcement Rights, dated effective December 1, 1997, by and between MAG and Mercury, and acknowledged and consented to by State Street and Antrim Corporation;

               (u) Management Agreement, dated as of December 1, 1997, by and between MAG and Mercury, as manager;

               (v) Purchase and Sale Agreement, dated as of December 1, 1997, by and between MGP, as seller, and MGPG, as buyer;

               (w) Credit Payment Note, dated December 1, 1997, executed by MGPG, as maker, payable to the order of MGP, as payee;

               (x) Fixed Payment Note, dated December 1, 1997, executed by MGPG, as maker, payable to the order of MGP, as payee, in the original principal amount of $2,017,373;

               (y) Assignment of Enforcement Rights, dated effective December 1, 1997, by and between MGPG and MGP, and acknowledged and consented to by State Street and Antrim Corporation; and

               (z) Management Agreement, dated as of December 1, 1997, by and between MGPG and MGP, as manager.

         "Existing Section 29 Mortgages" means each of the following documents,
          -----------------------------
instruments and agreements (as the same may have been amended, modified, extended or supplemented):

               (a) Mortgage, dated as of December 1, 1997, by and between Mercury, as mortgagor, and MAG, as mortgagee; and

               (b) Mortgage, dated as of December 1, 1997, by and between MGPG, as mortgagor, and MGP, as mortgagee.

         "Falcon Seaboard Settlement Agreement" means that certain settlement
          ------------------------------------
agreement dated as of September 30, 1994, pursuant to which Borrower (as successor in interest to Mercury) is obligated to deliver certain gas volumes at a fixed price, as more particularly described therein.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded
          ------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if the day for which such rate is to be
                     -------- ----
determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published on such next succeeding Domestic Business Day, the Federal Funds Rate for any day shall be the average rate charged to Administrative Agent on such day on such transactions as determined by Administrative Agent.

         "Financial Officer" of any Person means its Chief Financial Officer;
          -----------------
provided, that if no Person serves in such capacity, "Financial Officer" shall
--------  ----                                        -----------------
mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

         "Fiscal Quarter" means the three (3) month periods ending on March 31,
          --------------
June 30, September 30 and December 31 of each Fiscal Year.

         "Fiscal Year" means a twelve (12) month period ending December 31.
          -----------

         "Fund" means any Person (other than a natural person) that is (or will
          ----
be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

         "GAAP" means those generally accepted accounting principles and
          ----
practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the Closing Date so as to properly reflect the financial condition, and the results of operations and changes in financial position, of a Person and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

         "Gas Balancing Agreement" means any agreement or arrangement whereby
          -----------------------
any Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

         "Governmental Authority" means any court or governmental department,
          ----------------------
commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

         "Guarantee" by any Person means any obligation, contingent or
          ---------
otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, that the term "Guarantee" shall not include endorsements for
--------  ----           ---------
collection or deposit in the ordinary course of business.

         "Hazardous Discharge" means any releasing, spilling, leaking, pumping,
          -------------------
pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.

         "Hazardous Substance" means any pollutant, toxic substance, hazardous
          -------------------
waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law or is required to be investigated and/or remediated by or pursuant to any Applicable Environmental Law.

         "Hedge Agreements" means, collectively, any agreement, instrument,
          ----------------
arrangement or schedule or supplement thereto evidencing any Hedge Transaction.

         "Hedge Transaction" means any commodity, interest rate, currency or
          -----------------
other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. "Hedge
                                                                   -----
Transactions" expressly includes Oil and Gas Hedge Transactions.
------------

         "Immaterial Title Deficiencies" has the meaning set forth in Section
          -----------------------------                               -------
9.9 herein
---
         "Hydrocarbons" means oil, gas, casinghead gas, drip gasolines, natural
          ------------
gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

         "Initial Borrowing Base" means a Borrowing Base in the amount of
          ----------------------
$210,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

         "Interest Period" means, with respect to each Eurodollar Borrowing and
          ---------------
each Continuation of Eurodollar Loans and each Conversion of all or part of the Base Rate Loan to Eurodollar Loans, the period commencing on the date of such Borrowing, Continuation or Conversion and ending one (1), two (2), three (3) and, if available to all Banks, six (6) months thereafter, as Borrower may elect in the applicable Request for Borrowing or Notice of Continuation or Conversion; provided, that:
--------  ----

               (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

               (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month;

               (c) if any Interest Period includes a date on which any payment of principal of the Eurodollar Loans which are the subject of such Borrowing, Continuation or Conversion is required to be made hereunder, but does not end on such date, then (i) the principal amount of such Eurodollar Loans required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Loans shall have an Interest Period determined as set forth above; and

               (d)      no Interest Period shall extend past the Termination
Date.

         "Investment" means, with respect to any Person, any loan, advance,
          ----------
extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person; provided, that
                                                                 --------  ----
"Investment" shall not include customer and trade accounts which are payable in
 ----------
accordance with customary trade terms.

         "Laws" means all applicable statutes, laws, ordinances, regulations,
          ----
orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

         "Lending Office" means, as to any Bank, its Domestic Lending Office or
          --------------
its Eurodollar Lending Office, as the context may require.

         "Letter of Credit Exposure" of any Bank means such Bank's aggregate
          -------------------------
participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

         "Letter of Credit Fee" means, with respect to any Letter of Credit
          --------------------
issued hereunder, a fee in an amount equal to a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

  ======================================= =====================================

           Ratio of Outstanding                   Per Annum Letter of
         Credit to Borrowing Base                      Credit Fee
  --------------------------------------- -------------------------------------

                # .50 to 1                               1.250%
  --------------------------------------- -------------------------------------

          > .50 to 1 # .75 to 1                          1.500%
  --------------------------------------- -------------------------------------

          > .75 to 1 # .90 to 1                          1.875%
  --------------------------------------- -------------------------------------

                > .90 to 1                               2.250%
  ======================================= =====================================

         "Letter of Credit Fronting Fee" means, with respect to any Letter of
          -----------------------------
Credit issued hereunder, a fee equal to one hundred twenty five one thousandths of one percent (0.125%) per annum of the stated amount of such Letter of Credit.

         "Letters of Credit" means letters of credit issued for the account of
          -----------------
Borrower pursuant to Section 3.1(b).
                     --------------

         "Lien" means, with respect to any asset, any mortgage, lien, pledge,
          ----
charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, Borrower and its Subsidiaries shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means the revolving credit loan in an amount outstanding at any
          ----
time not to exceed the amount of the Total Commitment then in effect less the amount of the Letter of Credit Exposure then outstanding to be made by Banks to Borrower in accordance with Section 3.1 hereof. The Loan may be comprised of the
                            -----------
Base Rate Loan and one or more Eurodollar Loans as Borrower may select in a Request for Borrowing or a Notice of Continuation or Conversion.

         "Loan Papers" means this Agreement, the Notes, any Subsidiary Guaranty
          -----------
(which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to Section 7.1, the Collateral Assignments, any Borrower
                      -----------
Pledge Agreement (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Subordination Agreement and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

         "Long Term Debt" means Debt which matures more than one year from the
          --------------
date it is incurred, or which can be extended at the option of the obligor(s) to a date more than one year from the date it is incurred.

         "Margin Regulations" means Regulations T, U and X of the Board of
          ------------------
Governors of the Federal Reserve System, as in effect from time to time.

         "Margin Stock" means "margin stock" as defined in Regulation U.
          ------------

         "Mariner" means Mariner Gas LLC, a Massachusetts limited liability
          -------
company.

         "Mariner Section 29 Documents" means each of the following documents,
          ----------------------------
instruments and agreements (as the same may have been amended, modified, extended or supplemented):

               (a) Assignment, dated effective as of April 1, 2000, by and between Borrower, as assignor, and Mariner, as assignee;

               (b) Conveyance of Production Payment, dated as of March 31, 2000, by and between Mariner, as assignor, and Borrower, as assignee;

               (c)      Mariner Section 29 Mortgage;

               (d) Purchase and Sale Agreement dated as of March 31, 2000, by and between Borrower, as seller, and Mariner, as buyer;

               (e) Fixed Payment Note, dated April 1, 2000, executed by Mariner, as maker, payable to the order of Borrower, as payee, in the original principal amount of $22,803,169;

               (f) Assignment of Enforcement Rights, dated effective March 31, 2000, by and between Mariner and Borrower, and acknowledged and consented to by State Street;

               (g) Management Agreement, dated as of March 31, 2000, by and between Mariner and Borrower, as manager; and

               (h) Intercreditor Agreement, dated as of March 31, 2000, by and among Administrative Agent, TCW Agent and Mariner.

         "Mariner Section 29 Mortgage" means that certain Mortgage, dated as of
          ---------------------------
March 31, 2000, by and between Borrower, as mortgagor, and Mariner, as mortgagee (as the same may have been amended, modified, extended or supplemented).

         "Material Adverse Change" means any circumstance or event that has had
          -----------------------
or would reasonably be expected to have (a) a material and adverse effect on the financial condition, business operations, prospects, properties or assets of any Credit Party, (b) an adverse effect on (i) the validity and enforceability of any Loan Paper, or (ii) the perfection or priority of any Lien purported to be created thereby, or (c) a material adverse effect on the right or ability of any Credit Party to fully, completely and timely pay and perform its obligations under the Loan Papers.

         "Material Agreement" means any material written or oral agreement,
          ------------------
contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

         "Material Gas Imbalance" means, with respect to all Gas Balancing
          ----------------------
Agreements to which any Credit Party is a party or by which any Mineral Interest owned by any Credit Party is bound, a net negative gas imbalance to any Credit Party in excess of $250,000.

         "Maximum Lawful Rate" means, for each Bank, the maximum rate (or, if
          -------------------
the context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Loan owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "Maximum Lawful Rate," such term shall mean the
                             -------------------
"indicated rate ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended, substituted for or restated, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable
Law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 303, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such
    ---- -----

Chapter 303, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303.

         "Mercury" means Mercury Exploration Company, a Texas corporation.
          -------

         "Mercury Subordinate Debt" means all Debt of Borrower evidenced by the
          ------------------------
Mercury Subordinate Note.

         "Mercury Subordinate Note" means that certain promissory note dated as
          ------------------------
of January 5, 2001, in the original principal amount of $3,200,000, executed by Borrower in favor of Mercury.

         "MGV" means MGV Energy Inc., a corporation organized under the laws of
          ---
Canada.

         "Mineral Interests" means rights, estates, titles, and interests in and
          -----------------
to oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing. Without limiting the foregoing, in the case of Borrower, "Mineral Interests" also includes all rights of Borrower under the Section 29
 -----------------
Documents.

         "MMI" means Mercury Michigan, Inc., a Michigan corporation.
          ---

         "Monthly Date" means the fifteenth day of each calendar month.
          ------------

         "Mortgages" means all mortgages, deeds of trusts, amendments to
          ---------
mortgages, security agreements, amendments to security agreements, assignments of production, amendments to assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing the Liens required by Section 7.1 hereof. All Mortgages shall be in form and substance satisfactory to Administrative Agent in its sole discretion.

         "Non-Recourse Debt" means indebtedness (a) secured solely by the assets
          -----------------
acquired with the proceeds of such indebtedness, (b) with respect to which no Credit Party shall have any liability for repayment beyond the assets pledged, and (c) with respect to which Borrower has delivered to Banks an opinion in a form satisfactory to Required Banks of counsel acceptable to Administrative Agent stating that such indebtedness meets the criteria set forth in (a) and (b) preceding.

         "Note" means a promissory note of Borrower payable to the order of a
          ----
Bank, in substantially the form of Exhibit B hereto, in the amount of such
                                   ---------
Bank's Commitment, evidencing the obligation of Borrower to repay to such Bank its Commitment Percentage of the

Loan, together with all modifications, extensions, renewals, and rearrangements thereof, and "Notes" means all of such Notes collectively.
              -----

         "Notice of Continuation or Conversion" has the meaning set forth in
          ------------------------------------
Section 3.3(c).
--------------

         "Obligations" means all present and future indebtedness, obligations
          -----------
and liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

         "Oil and Gas Hedge Transaction" means a Hedge Transaction pursuant to
          -----------------------------
which any Person hedges the price to be received by it for future production of Hydrocarbons.

         "Outstanding Credit" means, on any date, the sum of (a) the aggregate
          ------------------
outstanding Letter of Credit Exposure on such date, including the Letter of Credit Exposure attributable to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Loan on such date, including the amount of any Borrowing to be made on such date.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity
          ----
succeeding to any or all of its functions under ERISA.

         "Permitted Encumbrances" means, with respect to any asset:
          ----------------------

               (a) Liens (if any) securing the Obligations in favor of Banks;

               (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of any Credit Party that are customarily granted in the oil and gas industry;

               (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not delinquent (except to the extent permitted by Section
                                                                      -------
10.7);
----

               (d) mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising by operation of Law in the ordinary course of business which are not delinquent (except to the extent permitted by Section 10.7);
             ------------

               (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 10.7;
                                                                 ------------

               (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest in existence as of the Closing Date or as a result of or in accordance with the Credit Party's acquisition of the property burdened thereby;

               (g)      the Section 29 Mortgages;

               (h)      the TCW Royalty Documents;

               (i) Liens in favor of TCW Agent and the Subordinate Noteholders to secure the Subordinate Debt which are junior, subordinate and inferior to the Liens of the Mortgages; and

               (j) Liens securing Non-Recourse Debt to the extent permitted by Section 11.1; and
   ------------

               (k) Liens perfected or purportedly perfected under the following financing statements: (i) file #C975864, naming Terra, as debtor, filed with the Secretary of State of Michigan on May 30, 1995; (ii) file #C982828, naming Terra, as debtor, filed with the Secretary of State of Michigan on June 16, 1995; (iii) file #C971103, naming Guardian Energy Management Corporation and Terra, as debtors, filed with the Secretary of State of Michigan on May 17, 1995; (iv) file #C998172, naming Guardian Energy Management Corporation and Terra, as debtors, filed with the Secretary of State of Michigan on August 1, 1995; (v) file #C998173, naming Guardian Energy Management Corporation and Terra, as debtors, filed with the Secretary of State of Michigan on August 1, 1995; (vi) file #C971101, naming Guardian Energy Management Corporation and Terra, as debtors, filed with the Secretary of State of Michigan on May 17, 1995; and (vii) file #D4D2038, naming Guardian Energy Management Corporation and Terra, as debtors, filed with the Secretary of State of Michigan on July 23, 1998.

         "Permitted Investments" means (a) readily marketable direct obligations
          ---------------------
of the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) Investments held by any Credit Party in the form cash or cash equivalents, (d) Investments by any Credit Party in Sweep Accounts, (e) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (f) money market mutual or similar funds having assets in excess of $100,000,000, at least 95% of the assets of which are comprised of assets specified in clauses (a) through (e) above, (g) Investments described on Schedule 2 hereto, (h) Investments by any Credit Party
                         ----------
in a direct or indirect

Subsidiary of Borrower, so long as such Subsidiary (other than Voyager) has provided a Subsidiary Guaranty and the Equity of such Subsidiary owned by Borrower or a Subsidiary of Borrower has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, as applicable, and (i) other Investments; provided that, the aggregate amount of
                                       -------- ----
all other Investments made pursuant to this clause (i) outstanding at any time shall not exceed $500,000 (measured on a cost basis).

         "Permitted Redemption" means (a) the retirement, redemption or payment
          --------------------
at any time and from time to time by Borrower or any Affiliate of Borrower of all or a portion of the principal of and interest on the Subordinate Debt prior to the stated maturity thereof, (b) the retirement, redemption or payment at any time and from time to time by Borrower or any Affiliate of Borrower of all or a portion of the principal of and interest on the Mercury Subordinate Debt prior to the stated maturity thereof, or (c) delivery of gas volumes at any time and from time to time prior to the stated delivery date thereof by Borrower or any Affiliate of Borrower under the Falcon Seaboard Settlement Agreement.

         "Person" means an individual, a corporation, a partnership, an
          ------
association, a trust or any other entity or organization, including a Government Authority.

         "Plan" means an employee benefit plan within the meaning of section
          ----
3(3) of ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party or an ERISA Affiliate of a Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party or an ERISA Affiliate of a Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party or an ERISA Affiliate of a Credit Party.

         "Prime Rate" means the per annum rate of interest established from time
          ----------
to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

         "Property Description" means the legal description of Mineral Interests
          --------------------
attached to the Certificate of Ownership Interests.

         "Proved Mineral Interests" means, collectively, Proved Producing
          ------------------------
Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

         "Proved Nonproducing Mineral Interests" means all Mineral Interests
          -------------------------------------
which constitute proved developed nonproducing reserves.

         "Proved Producing Mineral Interests" means all Mineral Interests which
          ----------------------------------
constitute proved developed producing reserves.

         "Proved Undeveloped Mineral Interests" means all Mineral Interests
          ------------------------------------
which constitute proved undeveloped reserves.

         "QELC" means Quicksilver Energy, L.C., a Michigan limited liability
          ----
company.

         "Quarterly Date" means the last day of each March, June, September and
          --------------
December.

         "Recognized Value" means, with respect to Mineral Interests, the
          ----------------
discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Mineral Interests as determined by Bank of America for purposes of determining the portion of the Borrowing Base which it attributes to such Mineral Interests in accordance with Article VI hereof.
                                                        ----------

         "Redetermination" means any Scheduled Redetermination or any Special
          ---------------
Redetermination.

         "Redetermination Date" means (a) with respect to any Scheduled
          --------------------
Redetermination, each May 1 and November 1, commencing November 1, 2002, and (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination.

         "Regulation A" means Regulation A of the Board of Governors of the
          ------------
Federal Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

         "Related Parties" means, with respect to any specified Person, such
          ---------------
Person's Affiliates and the respective directors, officers, employees, shareholders, agents and advisors of such Person and such Person's Affiliates.

         "Request for Borrowing" has the meaning set forth in Section 3.1(d).
          ---------------------                               --------------

         "Request for Letter of Credit" has the meaning set forth in Section
          ----------------------------                               -------
3.1(e).
------

         "Required Banks" means Banks holding at least sixty-six and two-thirds
          --------------
percent (66 2/3%) of the Outstanding Credit, or if no principal amount of the Loans or Letter of Credit Exposure is then outstanding, Banks holding at least sixty-six and two-thirds percent (66 2/3%) of the Total Commitment.

         "Required Reserve Value" means Proved Mineral Interests that have a
          ----------------------
Recognized Value of not less than eighty percent (80%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries.

         "Reserve Report" means an unsuperseded engineering analysis of the
          --------------
Mineral Interests owned by Borrower, in form and substance reasonably acceptable to Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by March 31 of each year pursuant to Section 6.1 shall be prepared by the Approved Petroleum
                 -----------
Engineer. Each other Reserve Report shall be prepared by Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by

Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks.

         "Reserve Requirement" means, at any time, the maximum rate at which
          -------------------
reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "Restricted Payment" means, with respect to any Person, (a) any
          ------------------
Distribution by such Person, (b) the retirement, redemption or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, other than the Permitted Redemptions, (c) the retirement, redemption or payment by Borrower or any Affiliate of Borrower of any part of the principal of the Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations, other than the Permitted Redemptions, or (d) upon the occurrence and during the continuance of a Default, Event of Default or Borrowing Base Deficiency, and to the extent not otherwise prohibited pursuant to the terms hereof or the terms of the Subordination Agreement, the payment by Borrower or any Affiliate of Borrower in cash of any interest on the Subordinate Debt in excess of ten percent (10%).

         "Schedule" means a "schedule" attached to this Agreement and
          --------
incorporated herein by reference, unless specifically indicated otherwise.

         "Scheduled Redetermination" means any Redetermination of the Borrowing
          -------------------------
Base pursuant to Section 6.2.
                 -----------

         "Section" refers to a "section" or "subsection" of this Agreement
          -------
unless specifically indicated otherwise.

         "Section 29 Documents" means, collectively, the Existing Section 29
          --------------------
Documents and the Mariner Section 29 Documents.

         "Section 29 Mortgages" means, collectively, the Existing Section 29
          --------------------
Mortgages and the Mariner Section 29 Mortgage.

         "Sole Lead Arranger" means Banc of America Securities LLC in its
          ------------------
capacity as sole lead arranger for the credit facility hereunder, or any successor thereto.

         "Solvent" means, with respect to any Person on a particular date, the
          -------
condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and such Person does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in a business or transaction, and such Person is not about to engage in a business or transaction for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged.

         "Special Redetermination" means any Redetermination of the Borrowing
          -----------------------
Base pursuant to Section 6.3.
                 -----------

         "State Street" means State Street Bank and Trust Company, a
          ------------
Massachusetts trust company.

         "Subordinate Debt" means all Debt of Borrower outstanding under the
          ----------------
Subordinate Note Agreement, including all renewals and extensions thereof to the extent permitted hereunder.

         "Subordinate Note Agreement" means that certain Note Purchase Agreement
          --------------------------
dated as of March 31, 2000, by and among Borrower, TCW Agent and Subordinate Noteholders, as the same may be modified, amended, renewed, extended or restated from time to time to the extent permitted hereunder and under the Subordination Agreement.

         "Subordinate Note Documents" means the Subordinate Note Agreement, the
          --------------------------
Subordinate Notes, and all promissory notes, security agreements, deeds of trust, assignments, guarantees and other documents, instruments and agreements executed and delivered pursuant to the Subordinate Note Agreement evidencing, securing, guaranteeing or otherwise pertaining to the Subordinate Debt and the other obligations arising under the Subordinate Note Agreement, as the foregoing may be amended, renewed, extended, supplemented, increased or otherwise modified from time to time to the extent permitted hereunder and under the Subordination Agreement.

         "Subordinate Noteholders" means each holder of Subordinate Notes, and
          -----------------------
their successors and assigns.

         "Subordinate Notes" means, collectively, each of Borrower's 14.75%
          -----------------
Second Mortgage Notes due March 30, 2009.

         "Subordination Agreement" means the Subordination Agreement dated as of
          -----------------------
March 31, 2000, by and among Bank of America, as administrative agent, TCW, as collateral agent, and the noteholders party thereto, as the same may be renewed, extended, amended and restated from time to time.

         "Subsidiary" means, for any Person, any corporation or other entity of
          ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term "Subsidiary" shall include Subsidiaries of Subsidiaries (and so
                  ----------
on). Unless otherwise expressly stated herein, Voyager shall be deemed a Subsidiary of Borrower.

         "Subsidiary Guaranty" means a Guaranty substantially in the form of
          -------------------
Exhibit C hereto to be executed by each existing and future Subsidiary of
---------
Borrower in favor of Banks pursuant to which each Subsidiary of Borrower guaranties payment and performance in full of the Obligations.

         "Subsidiary Pledge Agreement" means an Amended and Restated Pledge
          ---------------------------
Agreement substantially in the form of Exhibit A attached hereto (with
                                       ----------
applicable conforming changes) to be executed by each existing and future Subsidiary of Borrower (for purposes of this definition and Section 7.1(d)
                                                            --------------
hereof, such Subsidiary is referred to herein and therein as a "First Tier
                                                                ----------
Subsidiary"), pursuant to which such First Tier Subsidiary shall pledge to
----------
Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by such First Tier Subsidiary of each existing or hereafter created Subsidiary of such First Tier Subsidiary to secure the Obligations.

         "Sweep Accounts" means deposit accounts, the proceeds of which are
          --------------
transferred nightly to an interest-bearing concentration account maintained by Administrative Agent, and re-transferred each morning to the applicable Credit Party's deposit accounts, all on terms and conditions satisfactory to Administrative Agent.

         "Taxes" means all taxes, assessments, filing or other fees, levies,
          -----
imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "Tax" means any one of the foregoing.
            ---

         "TCW Agent" means TCW Asset Management Company, a California
          ---------
corporation, as collateral agent for the Subordinate Noteholders under the Subordinate Note Agreement.

         "TCW Royalty Documents" means, collectively, (a) the Royalty Agreement
          ---------------------
dated November 14, 1996 by and between QELC and TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., as amended by a First Amendment to Royalty Agreement dated as of April 9, 1998, and (b) the Conveyance of Adjustable Overriding Royalty Interest dated November 14, 1996 granted by QELC to TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P., as amended by an Amendment to Conveyance of Overriding Royalty Interest dated as of April 9, 1998.

         "Termination Date" means May 13, 2005.
          ----------------

         "Terra" means Terra Energy Ltd., a Michigan corporation.
          -----

          "Total Commitment" means the Commitments of all Banks in an initial
           ----------------
aggregate amount of $250,000,000, as such amount may be reduced from time to time pursuant to Section 3.6.
                 -----------

         "Tranche" means the Base Rate Loan or a Eurodollar Loan and "Tranches"
          -------                                                     --------
means the Base Rate Loan or Eurodollar Loans or any combination thereof.

         "Type" means with reference to a Loan, the characterization of such
          ----
Loan as the Base Rate Loan or a Eurodollar Loan based on the method by which the accrual of interest on such Tranche is calculated.

         "Unused Commitment Fee Percentage" means, for any day, the percentage
          --------------------------------
determined pursuant to the table below based on the ratio of the Outstanding Credit on such date to the Borrowing Base in effect on such date:

  ======================================= =====================================

           Ratio of Outstanding                    Unused Commitment
         Credit to Borrowing Base                    Fee Percentage
  --------------------------------------- -------------------------------------

                # .50 to 1                               .250%
  --------------------------------------- -------------------------------------

          > .50 to 1 # .75 to 1                          .375%
  --------------------------------------- -------------------------------------

          > .75 to 1 # .90 to 1                          .375%
  --------------------------------------- -------------------------------------

                > .90 to 1                               .500%
  ======================================= =====================================

         "Voyager" means Voyager Compression Services, LLC, a Michigan limited
          -------
liability company.

         SECTION 2.2.            Accounting Terms and Determinations. Unless
                                 -----------------------------------
otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks prior to the date hereof except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Section 10.1.
                                                             ------------

         SECTION 2.3.            Petroleum Terms. As used herein, the terms
                                 ---------------
"proved reserves," "proved developed reserves," "proved developed producing reserves," "proved developed nonproducing reserves," and "proved undeveloped reserves" have the meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

         SECTION 2.4.            Money.  Unless expressly stipulated otherwise,
                                 -----
all references herein to "dollars," "money," "funds," "payments," "prepayments"
                          -------    -----    -----    --------    -----------
or other similar financial or monetary terms, are references to currency of the United States of America.

                                  ARTICLE III

                                   THE CREDIT

         SECTION 3.1.            Commitments. (a) Each Bank severally agrees,
                                 -----------
subject to Sections 3.1(c), 8.1 and 8.2 and the other terms and conditions set
           --------------------     ---
forth in this Agreement, to lend to Borrower from time to time prior to the Termination Date amounts requested by Borrower not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and (ii) shall be made from Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 3.1(a), repay amounts
                                                --------------
borrowed and request new Borrowings to be made under this Section 3.1(a).
                                                          --------------

               (b) Administrative Agent will, from time to time prior to the Termination Date, upon request by Borrower, issue Letters of Credit for the account of Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing and (B) the amount of the requested Letter of Credit does not exceed ten percent (10%) of the Borrowing Base, and (ii) Borrower would be entitled to a Borrowing under Sections 3.1(a) and 3.1(c) in the amount
                                       ---------------     ------
of the requested Letter of Credit. Not less than three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower shall execute and deliver to Administrative Agent, Administrative Agent's customary letter of credit application. Each Letter of Credit shall be in the minimum amount of $5,000, shall not expire more than 12 months after the date of its issuance or last renewal, and shall otherwise be in form and substance acceptable to Administrative Agent. Upon the date of issuance of a Letter of Credit, Administrative Agent shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Administrative Agent, a non-recourse participation in the related Letter of Credit and Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission or telex setting forth each Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by Administrative Agent thereof for such Bank's account and risk. At the time of issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (a) the applicable Letter of Credit Fee, and (b) the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee payable upon the issuance of each Letter of Credit to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall retain the Letter of Credit Fronting Fee for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Letter of Credit shall be deemed to be the issuance of a new Letter of Credit for purposes of this Section 3.1(b).
                                                        --------------
Notwithstanding anything to the contrary contained herein, Borrower shall pay to Administrative Agent in connection with any amendment or modification of any nature, Administrative Agent's usual and customary fees for amendments or modifications to, and processing of, Letters of Credit.

         Immediately upon the occurrence of an Event of Default, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to one hundred and five percent (105%) of the aggregate existing Letter of Credit Exposure of all Banks; provided
                                                                  --------
however, that immediately upon an Event of Default under Sections 13.1(g) and
-------                                                  ----------------
(h) herein, Borrower shall deposit with Administrative Agent cash in an amount
---
equal to one hundred and five percent (105%) of the aggregate existing Letter of Credit Exposure of all Banks. To the extent any outstanding Letter of Credit has an expiry date later than the Termination Date, then at least five (5) days prior to the Termination Date, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to one hundred and five percent (105%) of the Letter of Credit Exposure so terminating after the Termination Date. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which Administrative Agent may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section 3.1(b). Whenever
                                                 --------------
Borrower is required to make deposits under this Section 3.1(b) and fails to do
                                                 --------------
so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party, any guarantor, or any other party liable for repayment of the Obligations.

         Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to reimburse Administrative Agent immediately upon demand by Administrative Agent, and in immediately available funds, for any payment or disbursement made by Administrative Agent under any Letter of Credit issued by it. Payment shall be made by Borrower with interest on the amount so paid or disbursed by Administrative Agent from and including the date payment is made under any Letter of Credit to and including the date of payment, at the lesser of (i) the Maximum Lawful Rate, or (ii) the Default Rate. The obligations of Borrower under this paragraph will continue until all Letters of Credit have expired and all reimbursement obligations with respect thereto have been paid in full by Borrower and until all other Obligations shall have been paid in full.

         Borrower shall be obligated to reimburse Administrative Agent upon demand for all amounts paid under Letters of Credit as set forth in the immediately preceding paragraph hereof; provided, however, if Borrower for any
                                        --------  -------
reason fails to reimburse Administrative Agent in full upon demand, Banks shall reimburse Administrative Agent in accordance with each Banks' Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow;

provided, however, that no such reimbursement made by Banks shall discharge
--------  -------  ----
Borrower's obligations to reimburse Administrative Agent. All reimbursement amounts payable by any Bank under this Section 3.1(b) shall include interest
                                       --------------
thereon at the Federal Funds Rate, from the date of the payment of such amounts by Administrative Agent to the date of reimbursement by such Bank. No Bank shall be liable for the performance or nonperformance of the obligations of any other Bank under this paragraph. The reimbursement obligations of Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.

         Borrower shall indemnify and hold Administrative Agent and each Bank, and their respective officers, directors, representatives and employees, harmless from loss for any claim, demand or liability which may be asserted against any or such indemnified party in connection with actions taken under Letters of Credit or in connection therewith (including losses resulting from the negligence of any or such indemnified party), and shall pay each indemnified party for reasonable fees of attorneys and legal costs paid or incurred by each indemnified party in connection with any matter related to Letters of Credit, except for losses and liabilities incurred as a direct result of the gross negligence or willful misconduct of such indemnified party, IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS OWN ORDINARY NEGLIGENCE. If Borrower for any reason fails to indemnify or pay such indemnified party as set forth herein in full, Banks shall indemnify and pay such indemnified party upon demand, in accordance with each Bank's Commitment Percentage of such amounts due and unpaid from Borrower. The provisions of this paragraph shall survive the termination of this Agreement.

         Administrative Agent does not make any representation or warranty, and does not assume any responsibility with respect to the validity, legality, sufficiency or enforceability of any letter of credit application executed and delivered in connection with any Letter of Credit issued hereunder or any document relative thereto or to the collectibility thereunder. Administrative Agent does not assume any responsibility for the financial condition of Borrower or for the performance of any obligation of Borrower. Administrative Agent may use its discretion with respect to exercising or refraining from exercising any rights, or taking or refraining from taking any action which may be vested in it or which it may be entitled to take or assert with respect to any Letter of Credit or any letter of credit application. FURTHERMORE, EXCEPT AS SET FORTH HEREIN, ADMINISTRATIVE AGENT SHALL BE UNDER NO LIABILITY TO ANY BANK, WITH RESPECT TO ANYTHING ADMINISTRATIVE AGENT MAY DO OR REFRAIN FROM DOING IN THE EXERCISE OF ITS JUDGMENT, THE SOLE LIABILITY AND RESPONSIBILITY OF ADMINISTRATIVE AGENT BEING TO HANDLE EACH BANK'S SHARE ON AS FAVORABLE A BASIS AS ADMINISTRATIVE AGENT HANDLES ITS OWN SHARE. ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES EXCEPT THOSE EXPRESSLY SET FORTH HEREIN AND THOSE DUTIES AND LIABILITIES SHALL BE SUBJECT TO THE LIMITATIONS AND QUALIFICATIONS SET FORTH HEREIN. FURTHERMORE, NEITHER ADMINISTRATIVE AGENT, NOR ANY OF ITS DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR

OMITTED (WHETHER OR NOT SUCH ACTION TAKEN OR OMITTED IS EXPRESSLY SET FORTH HEREIN) UNDER OR IN CONNECTION HEREWITH OR UNDER ANY OTHER INSTRUMENT OR DOCUMENT IN CONNECTION HEREWITH, EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Administrative Agent shall not incur any liability to any Bank, Borrower, or any Affiliate of any Bank or Borrower, in acting upon any notice, document, order, consent, certificate, warrant or other instrument reasonably believed by Administrative Agent to be genuine or authentic and to be signed by the proper party.

               (c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder, in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 3.1(c) shall be deemed to limit any Bank's
                            --------------
obligation to reimburse Administrative Agent with respect to its participation in Letters of Credit as a result of the drawing under any Letter of Credit pursuant to Section 3.1(b).
            --------------

               (d)      In order to request any Borrowing under this Section
                                                                     -------
3.1, Borrower shall hand deliver, telex or telecopy to Administrative Agent a
---
duly completed Request for Borrowing (herein so called) prior to 12:00 noon (Dallas, Texas time), (i) at least one (1) Domestic Business Day before the Borrowing Date specified for a proposed Base Rate Borrowing, and (ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit D hereto, and shall specify:
            ---------

                        (i) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

                        (ii)     the aggregate amount of such Borrowing;

                        (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and

                        (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower. Not later than 12:00 noon (Dallas, Texas time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Dallas, Texas to Administrative Agent at its address set forth on
Schedule 1 hereto. Notwithstanding the foregoing, if Borrower delivers to
----------
Administrative Agent a Request for Borrowing prior to 10:00 a.m. (Dallas, Texas time) on a Domestic Business Day requesting a Base Rate Borrowing on such day, each Bank shall use its best efforts to make available to

Administrative Agent its Commitment Percentage of such Borrowing by 1:00 p.m. (Dallas, Texas time) on the same day. Unless Administrative Agent determines that any applicable condition specified in Section 8.2 has not been satisfied, Administrative Agent will make the funds so received from Banks available to Borrower at Administrative Agent's aforesaid address.

               (e) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Dallas, Texas time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of Exhibit E hereto, shall be accompanied by Administrative Agent's duly completed and executed letter of credit application and agreement and shall specify:

                        (i) the requested date for issuance of such Letter of Credit;

                        (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

                        (iii)    the purpose of such Letter of Credit.

Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower. No later than 12:00 noon (Dallas, Texas time) on the date each Letter of Credit is requested, unless Administrative Agent determines that any applicable condition precedent set forth in Section
8.2 hereof has not been satisfied, Administrative Agent will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.

         SECTION 3.2.            Notes.  Each Bank's Commitment Percentage of
                                 -----
the Loan shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.

         SECTION 3.3.            Interest Rates; Payments. (a) The principal
                                 ------------------------
amount of the Base Rate Loan outstanding from day to day shall bear interest at a rate per annum equal to the Base Rate in effect from day to day; provided,
                                                                   --------
that in no event shall the rate charged hereunder or under the Notes exceed the
----
Maximum Lawful Rate. Interest on the Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

               (b) The principal amount of each Eurodollar Loan outstanding from day to day shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Adjusted Eurodollar Rate; provided, that in no event shall the rate
                                     --------  ----
charged hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of each Eurodollar Loan having an Interest Period of six (6) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

               (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 3.3, Borrower shall have
                                              -----------
the option of having all or any portion of the principal outstanding under the Loan be a Base Rate Loan or one (1) or more Eurodollar Loans, which shall bear interest at rates determined by reference to the Base Rate and the Adjusted Eurodollar Rate, respectively; provided, that each Eurodollar Loan shall be in
                               --------  ----
a minimum amount of $1,000,000 and shall be in an amount which is an integral multiple of $100,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "Notice
                                                                        ------
of Continuation or Conversion") in the form of Exhibit F attached hereto to
-----------------------------                  ---------
Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection, and three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the provisions of the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be Converted to the Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 3.3(c) on the
                                                       --------------
amount and number of Eurodollar Loans, Borrower shall have the right to Convert all or any part of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business Days prior to the date on which Borrower elects to make such Conversion (a "Conversion Date"). The Conversion Date
                                   ---------------
selected by Borrower shall be a Eurodollar Business Day. Notwithstanding anything in this Section 3.3 to the contrary, no portion of the principal of
                 -----------
the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than five (5) Eurodollar Loans in effect at any time.

               (d)      Notwithstanding anything to the contrary set forth in
Section 3.3(a) or (b) above, after the occurrence of an Event of Default,
--------------    ---
interest shall accrue on the outstanding principal balance of the Loan, and to the extent permitted by Law, on the accrued but unpaid interest on the Loan and all other Obligations from the period from and including the occurrence of such Event of Default to but excluding the date the same is remedied at a rate per annum equal to the lesser of (a) the Default Rate, and (b) the Maximum Lawful Rate.

               (e) Administrative Agent shall determine each interest rate applicable to the Loan in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

               (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the Eurodollar Rate hereunder (the "contract rate") is limited to the Maximum Lawful Rate, any
                -------------
subsequent reductions in the contract rate shall not reduce the rate of interest on the Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

               (g) Interest payable hereunder on each Eurodollar Loan shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable hereunder on the Base
Rate Loan shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 days.

         SECTION 3.4.            Mandatory Prepayments Resulting From Borrowing
                                 ----------------------------------------------
Base Deficiency. In the event a Borrowing Base Deficiency exists after giving
---------------
effect to any Redetermination, Borrower shall, at its option, either (a) eliminate such Borrowing Base Deficiency by making a single mandatory prepayment of principal on the Loan in an amount equal to the entire amount of such Borrowing Base Deficiency on the first Monthly Date following the date on which such Borrowing Base Deficiency is determined to exist, or (b) eliminate such deficiency by making six (6) consecutive mandatory prepayments of principal on the Loan each of which shall be in the amount of one sixth (1/6th) of the amount of such Borrowing Base Deficiency commencing on the first Monthly Date following the date on which such Borrowing Base Deficiency is determined to exist and continuing on each Monthly Date thereafter. If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 3.4 by prepayment of
                                                 -----------
the Loan in full (as a result of outstanding Letter of Credit Exposure) on each Monthly Date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b), in an amount at least equal to
                           --------------
one-sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth (1/6th) of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Loan on the date such Borrowing Base Deficiency is first determined to occur).

         SECTION 3.5.            Voluntary Prepayments. Borrower may, subject to
                                 ---------------------
Section 5.5 and the other provisions of this Agreement, upon three (3) Domestic
-----------
Business Days advance notice to Administrative Agent, prepay the principal of the Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $1,000,000 and shall be in an integral multiple of $100,000.

         SECTION 3.6.            Voluntary Reduction of Commitments. Borrower
                                 ----------------------------------
may, by notice to Administrative Agent five (5) Domestic Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $5,000,000 and in an amount which is an integral multiple of $1,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Loan in an amount sufficient to cause the principal balance of the Loan then outstanding to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the aggregate Letter of Credit Exposure of all Banks.

         SECTION 3.7.            Termination of Commitments; Final Maturity of
                                 ---------------------------------------------
Loan. The Total Commitment (and the Commitment of each Bank) shall terminate,
----
and the entire outstanding principal balance of the Loan, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

         SECTION 3.8.            Unused Commitment Fee. On the Termination Date,
                                 ---------------------
on each Quarterly Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Unused Commitment Fee Percentage in effect from day to day (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days) of the average daily Availability for the Fiscal Quarter (or portion thereof) ending on the date such payment is due.

         SECTION 3.9.            Agency and other Fees. Borrower shall pay to
                                 ---------------------
Administrative Agent and its Affiliates such other fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates from time to time pursuant to any separate agreement between Borrower and Administrative Agent or such Affiliates. Such fees and other amounts shall be retained by Administrative Agent and its Affiliates, and no Bank (other than Administrative Agent) shall have any interest therein. Administrative Agent may disburse any fees paid to Administrative Agent and its Affiliates pursuant to this Section
                                                                      -------
3.9 in any manner Administrative Agent desires in its sole discretion.
---

                                   ARTICLE IV

                               GENERAL PROVISIONS

         SECTION 4.1.            Delivery and Endorsement of Notes. On the
                                 ---------------------------------
Closing Date, Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date and amount of its Commitment Percentage of each Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that
                                                                 -------- ----
the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any such Note a continuation of any such schedule as required.

         SECTION 4.2.            General Provisions as to Payments. (a) Borrower
                                 ---------------------------------
shall make each payment of principal of, and interest on, the Loan, and all fees payable hereunder shall be paid, not later than 12:00 noon (Dallas, Texas time) on the date when due, in Federal or other funds immediately available in Dallas, Texas, to Administrative Agent at its address set forth on Schedule 1
                                                                   ----------
hereto, without condition or deduction for any counterclaim, defense, recoupment or setoff. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m., and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, any portion of the Loan subject to a Base Rate Tranche or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any portion of the Loan subject to a Eurodollar Tranche shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar
Business Day (subject to the provisions of the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

               (b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to the Loan shall be applied first to Eurodollar Tranches outstanding with Interest Periods ending on the date of such payment, then to Base Rate Tranches, and then to Eurodollar Tranches next maturing until such principal payment is fully applied.

               (c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect performance of any unperformed covenants of any Credit Party under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to Section 3.9, fifth to the payment of any
                                 -----------
unpaid fees required pursuant to Sections 3.1(b) and 3.8, sixth, pari passu to
                                 ---------------     ---
(i) payment to each Bank of its Commitment Percentage of the outstanding principal of the Loan and accrued but unpaid interest thereon, and (ii) payment to each Bank or Affiliate thereof party to Hedge Transactions of all amounts due and owing thereunder, and seventh to establish the deposits required in
Section 3.1(b). All payments received by a Bank after the occurrence of an
--------------
Event of Default for application to the principal of the Loan shall be applied by such Bank in the manner provided in Section 4.2(b).
                                       --------------

                                   ARTICLE V

                             CHANGE IN CIRCUMSTANCES

         SECTION 5.1.            Increased Cost and Reduced Return. (a) If,
                                 ---------------------------------
after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

                       (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans or issue or participate in Letters of Credit, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or such Applicable Lending Office);

                       (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

                       (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by Borrower under this Section 5.1(a), Borrower
                                                      --------------
may, by notice to such Bank (with a copy to Administrative Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans or to Convert all or part of the Base Rate Loan owing to such Bank into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 5.4 shall be applicable); provided, that
                             -----------                       --------  ----
such suspension shall not affect the right of such Bank to receive the compensation so requested.

               (b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then, from time to time upon demand, Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

               (c) Each Bank shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this
Section 5.1 and will designate a different Applicable Lending Office if such
-----------
designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 5.1 shall furnish to Borrower
                                          -----------
and Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         SECTION 5.2.            Limitation on Types of Loans.  If on or prior
                                 ----------------------------
to the first day of any Interest Period for any Eurodollar Loan:

               (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

               (b) Required Banks determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Banks of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, Banks shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         SECTION 5.3.            Illegality. Notwithstanding any other provision
                                 ----------
of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Bank shall promptly notify Borrower thereof and such
Bank's obligation to make or Continue Eurodollar Loans and to Convert other Types of Loans into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 5.4 shall be applicable).
              -----------

         SECTION 5.4.            Treatment of Affected Loans. If the obligation
                                 ---------------------------
of any Bank to make particular Eurodollar Loans or to Continue Loans, or to Convert Loans of another Type into Loans of a particular Type shall be suspended pursuant to Section 5.1 or 5.3 hereof (Loans of such Type being
                      -----------    ---
herein called "Affected Loans" and such Type being herein called the "Affected
               --------------                                         --------
Type"), such Bank's Affected Loans shall be automatically Converted into the
----
Base Rate Loan on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 5.3 hereof,
                                                            -----------
on such earlier date as such Bank may specify to Borrower with a copy to Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 5.1 or 5.3 hereof that gave
                                          -----------    ---
rise to such Conversion no longer exist:

               (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to the Base Rate Loan; and

               (b) all Loans that would otherwise be made or Continued by such Bank as Loans of the Affected Type shall be made or Continued instead as part of the Base Rate Loan, and all Loans of such Bank that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain) as part of the Base Rate Loan.

If such Bank gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 5.1 or 5.3 hereof that gave rise to the
                               -----------    ---
Conversion of such Bank's Affected Loans pursuant to this Section 5.4 no longer
                                                          -----------
exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Banks are outstanding, such Bank's portion of the Base Rate Loan shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type to the extent necessary so that, after giving effect thereto, all Loans held by Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

         SECTION 5.5.            Compensation. Upon the request of any Bank,
                                 ------------
Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

               (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Loan) on a date other than the last day of the Interest Period for such Loan; or

               (b) any failure by Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article
                                                                        -------
VIII to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan
----
on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Request for Borrowing, Notice of Continuation or Conversion, or other notice of Borrowing, prepayment, Continuation, or Conversion under this Agreement.

         SECTION 5.6.            Taxes. (a) Any and all payments by Borrower to
                                 -----
or for the account of any Bank or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the
                                                           ---------
case of each Bank and Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by any relevant taxation authority (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to in this Section 5.6 as
                                                      -----------
"Non-Excluded Taxes"). If Borrower shall be required by law to deduct any
 ------------------
Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5.6) such Bank or Administrative Agent receives an amount equal to
     -----------
the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) Borrower shall furnish to Administrative Agent, at its address set forth in Schedule 1 hereto, the original or a certified copy of a
                     ----------
receipt evidencing payment thereof.

               (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "Other Taxes").
                -----------

               (c) Borrower agrees to indemnify each Bank and Administrative Agent for the full amount of Non-Excluded Taxes and Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 5.6) paid
                                                              -----------
by such Bank or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

              (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on Schedule 1 hereto
                                                              ----------
and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide Borrower and Administrative Agent with
(i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments to this Agreement or any of the other Loan Papers.

          (e) For any period with respect to which a Bank has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to
Section 5.6(d) (unless such failure is due to a change in treaty, law, or
-------------
regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 5.6(a) or 5.6(b) with respect to Non-Excluded Taxes imposed by
      --------------    ------
the United States; provided, however, that should a Bank, which is otherwise
                   --------  -------
exempt from or subject to a reduced rate of withholding tax, become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Non-Excluded Taxes.

          (f) If Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 5.6, then such Bank will agree
                                         -----------
to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          (g) Within thirty (30) days after the date of any payment of Non-Excluded Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 5.6 shall survive the termination of the Commitments and the
     -----------
payment in full of the Notes.

     SECTION 5.7.     Discretion of Banks as to Manner of Funding.
                      --------------------------------------------
Notwithstanding any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during the Interest Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.

                                   ARTICLE VI

                                 BORROWING BASE

     SECTION 6.1.     Reserve Report; Proposed Borrowing Base. As soon as
                      ---------------------------------------
available and in any event by March 31 and September 30 of each year, commencing September 30, 2002, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30 respectively. Simultaneously with the delivery to Administrative Agent and each Bank of each Reserve Report, Borrower shall notify Administrative Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect).

      SECTION 6.2.     Scheduled Redeterminations of the Borrowing Base;
                       -------------------------------------------------
Procedures and Standards. Based in part on the Reserve Reports made available
------------------------
to Banks pursuant to Section 6.1, Banks shall redetermine the Borrowing Base on
                     -----------
or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Sections 6.1 or 6.3 (as applicable), (b) such
                                  ------------    ---
Borrowing Base shall not exceed the Total Commitment then in effect, (c) to the extent such Borrowing Base represents an increase from the Borrowing Base in effect prior to such Redetermination, such Borrowing Base shall be approved by all Banks, and (d) to the extent such Borrowing Base represents a decrease in the Borrowing Base in effect prior to such Redetermination, or a reaffirmation of such prior Borrowing Base, such Borrowing Base shall be approved by Required Banks. Each Redetermination shall be made by Banks in their sole reasonable discretion. Without limiting such discretion, Borrower acknowledges and agrees that Banks (i) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as they deem appropriate in their sole reasonable discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower or its Subsidiaries (as applicable) as they deem appropriate in their sole reasonable discretion, (iii) may consider the projected cash requirements of the Credit Parties, (iv) are not required to consider any asset, other than Proved Mineral Interests owned by Borrower or its Subsidiaries (as applicable), so long as each such Person has granted first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks to the extent required by Section 7.1 hereof, and (v) may make such other
                          -----------
assumptions, considerations and exclusions as Banks deem appropriate in the exercise of their sole reasonable discretion. It is further acknowledged and agreed that each Bank may consider such other credit factors as it deems appropriate in the exercise of its sole reasonable discretion and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base in effect prior to such Redetermination. Promptly following any Redetermination of the Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base as redetermined, which Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

      SECTION 6.3.     Special Redetermination. (a) In addition to Scheduled
                       -----------------------
Redeterminations, Required Banks shall be permitted to make a Special Redetermination of the Borrowing Base once in each period between Scheduled Redeterminations. Any request by Required Banks pursuant to this Section 6.3(a)
                                                                 --------------
shall be submitted to Administrative Agent and Borrower.

          (b) In addition to Scheduled Redeterminations, Borrower shall be permitted to request a Special Redetermination of the Borrowing Base once in each Fiscal Year. Such request shall be submitted to Administrative Agent and Banks and at the time of such request Borrower shall deliver to Administrative Agent and each Bank a Reserve Report. Together with such request, Borrower shall also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

          (c) Any Special Redetermination shall be made by Banks in accordance with the procedures and standards set forth in Section 6.2;
                                                          -----------
provided, that, no Reserve Report will be required to be delivered to
--------  ----
Administrative Agent and Banks in connection with any Special Redetermination requested by Required Banks pursuant to clause (a) above.
                                        ----------

     SECTION 6.4.     Borrowing Base Deficiency.  If a Borrowing Base
                      --------------------------
Deficiency exists after giving effect to any Redetermination, Borrower shall be obligated to eliminate such Borrowing Base Deficiency by making the mandatory prepayments of the Loan required by Section 3.4.
                                    -----------

     SECTION 6.5.     Initial Borrowing Base. Notwithstanding anything to the
                      ----------------------
contrary contained herein, the Borrowing Base in effect during the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date shall be the Initial Borrowing Base.

                                  ARTICLE VII

                            COLLATERAL AND GUARANTEES

     SECTION 7.1.     Security. (a) The Obligations shall be secured by first
                      --------
and prior Liens (subject only to Permitted Encumbrances) covering and encumbering (i) one hundred percent (100%) of all Borrowing Base Properties,
(ii) all of the issued and outstanding Equity owned by Borrower of each existing and future Subsidiary of Borrower, and (iii) all of the issued and outstanding Equity owned by each Subsidiary of Borrower (other than Voyager) of each existing and future Subsidiary thereof. On the Closing Date, Borrower shall deliver to Administrative Agent for the ratable benefit of each Bank, (A) a Borrower Pledge Agreement together with (i) all certificates evidencing the issued and outstanding Equity owned by Borrower of each existing Subsidiary of Borrower of every class which shall be duly endorsed or accompanied by stock powers executed in blank, and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all of the issued and outstanding Equity owned by Borrower of each existing Subsidiary of Borrower, (B) a Subsidiary Pledge Agreement from each Subsidiary of Borrower (other than Voyager), as applicable, together with (i) all certificates evidencing the issued and outstanding Equity owned by each Subsidiary of Borrower of each existing Subsidiary thereof of every class which shall be duly endorsed or accompanied by stock powers executed in blank, and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all of the issued and outstanding Equity owned by each Subsidiary of Borrower of each existing Subsidiary thereof, and (C) the Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower or its Subsidiaries (as applicable), together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Borrowing Base Properties and other interests of Borrower and its Subsidiaries (as applicable) required by this
Section 7.1(a).
-------------

          (b) On or before each Redetermination Date after the Closing Date and at such other times as Administrative Agent or Required Banks shall request, Borrower and its Subsidiaries shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower and any such Subsidiary (as applicable) together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by
Section 7.1(a) preceding with respect to Borrowing Base Properties acquired by
--------------
Borrower and its Subsidiaries subsequent to the last date on which Borrower or any such Subsidiary was required to execute and deliver Mortgages pursuant to this Section 7.1(b), or which, for any other reason are not the subject of
     --------------
valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of Banks.

          (c) At any time Borrower or any of its Subsidiaries is required to execute and deliver Mortgages to Administrative Agent pursuant to this
Section 7.1, Borrower shall also deliver to Administrative Agent such opinions
-----------
of counsel (including, if so requested, title opinions, and in each case addressed to Administrative Agent) and other evidence of title as Administrative Agent shall deem necessary or appropriate to verify (i) Borrower's or such Subsidiary's title to the Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages, and (ii) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages and the Loan Papers as Administrative Agent shall reasonably request.

          (d) On the date of the creation or acquisition by Borrower of any Subsidiary, or on the date of creation or acquisition by any First Tier Subsidiary of any Subsidiary, Borrower or such First Tier Subsidiary (as applicable) shall execute and deliver to Administrative Agent a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) together with (i)
all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of any such Subsidiary of every class owned by Borrower or such First Tier Subsidiary (as applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 7.1(a)(ii) in the issued and outstanding Equity of each
            ------------------
such Subsidiary.

          (e) Notwithstanding the forgoing set forth in clause (a) above, Oil and Gas Hedge Transactions with any Bank or Affiliate thereof maturing after the Termination Date shall, at least five (5) days prior to the Termination Date, be secured in a manner satisfactory to each such Bank or Affiliate, in such Bank's or Affiliate's sole reasonable discretion.

     SECTION 7.2.     Guarantees. Payment and performance of the Obligations
                      ----------
shall be fully guaranteed by each existing or hereafter created or acquired Subsidiary of Borrower (other than Voyager) pursuant to a Subsidiary Guaranty. On the date of creation or acquisition by Borrower of any direct or indirect wholly owned Subsidiary, Borrower shall cause such Subsidiary to execute and deliver to Administrative Agent a Subsidiary Guaranty.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT

     SECTION 8.1.     Conditions to Amendment and Restatement and Initial
                      ---------------------------------------------------
Borrowing and Participation in Letter of Credit Exposure. The obligation of
--------------------------------------------------------
each Bank to amend and restate the Existing Credit Agreement in the form of this Agreement and the obligation of each Bank to loan its Commitment Percentage of the initial Borrowing made hereunder, and the obligation of Administrative Agent to issue (or cause another Bank to issue) the initial Letter of Credit issued hereunder, is subject to the satisfaction of each of the following conditions:

          (a)      Closing Deliveries. Administrative Agent shall have
                   ------------------
received each of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Closing Date:

                   (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed by Borrower;


                   (ii) a Borrower Pledge Agreement duly executed and delivered by Borrower, together with (A) certificates evidencing all of the issued and outstanding Equity of each Subsidiary of Borrower of every class owned by Borrower, and Borrower's percentage of Equity owned therein, which certificates shall be duly endorsed or accompanied by stock powers executed in blank, and (B) such financing statements as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Borrower Pledge Agreement;

                   (iii) a Subsidiary Pledge Agreement duly executed and delivered by each First Tier Subsidiary, together with (A) certificates evidencing all of the issued and outstanding Equity of each Subsidiary of each such First Tier Subsidiary of every class owned by each such First Tier Subsidiary, and such First Tier Subsidiary's percentage of Equity owned therein, which certificates shall be duly endorsed or accompanied by stock powers executed in blank, and (B) such financing statements as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Subsidiary Pledge Agreement;

                   (iv) the Mortgages to be executed on the Closing Date pursuant to Section 7.1(a), duly executed and delivered by Borrower and
                 --------------
     its Subsidiaries (as applicable), together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements, in form and substance satisfactory to Administrative Agent, creating first and prior Liens in all Borrowing Base Properties;

                   (v) the Collateral Assignments duly executed by Borrower, together with such financing statements as Administrative Agent shall request to evidence and perfect the Liens granted pursuant to such Collateral Assignments;

                   (vi) such financing statements (including, without limitation, the financing statements referenced in subclauses (ii),
                                                        --------------
     (iii) and (iv) above) in form and substance acceptable to Administrative
     -----     ----
     Agent as Administrative Agent shall specify to fully evidence and perfect all Liens contemplated by the Loan Papers, all of which shall be filed of record in such jurisdictions as Administrative Agent shall require in its sole direction;

                   (vii) a Subsidiary Guaranty duly executed and delivered by each Subsidiary of Borrower (other than Voyager) in favor of Banks;

                   (viii) a copy of the articles or certificate of incorporation, certificate of limited partnership, articles of organization or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Closing Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate Governmental Authority of the jurisdiction of incorporation or organization of each Credit Party, and accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete on the Closing Date;

                   (ix) a copy of the bylaws, partnership agreement, regulations, operating agreement or comparable charter documents, and all amendments thereto, of each Credit Party accompanied by a certificate of the Secretary or comparable Authorized Officer of each Credit Party that such copy is true, correct and complete as of the Closing Date;

                   (x) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of each Credit Party and to the effect that each Credit Party is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

                   (xi) a certificate of incumbency of all officers of each Credit Party who will be authorized to execute or attest to any Loan
     Paper, dated the Closing Date, executed by the Secretary or comparable Authorized Officer of each Credit Party;

                   (xii) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Agreement and the other Loan Papers, duly adopted by the Board of Directors or comparable authority of each Credit Party accompanied by certificates of the Secretary or comparable officer of each Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws or other charter documents of such Credit Party) by the unanimous written consent of the Board of Directors of each Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date;

                   (xiii) an opinion of Cantey & Hanger, L.L.P., special counsel for Borrower, dated the Closing Date, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent;

                   (xiv) an opinion of Warner Norcross & Judd LLP, special Michigan counsel for Administrative Agent, dated the Closing
     Date, favorably opining as to the enforceability of the Mortgages in Michigan and otherwise in form and substance satisfactory to Administrative Agent;

                   (xv) an opinion of Stephen Link, Esq., special Indiana counsel for Administrative Agent, dated the Closing Date, favorably opining as to the enforceability of the Mortgages in Indiana and otherwise in form and substance satisfactory to Administrative Agent;

                   (xvi)     a certificate signed by an Authorized Officer
     of Borrower stating that (a) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, (b) no Default or Event of Default has occurred and is continuing, (c) except as otherwise set forth in the post-closing letter agreement dated as of the date hereof between Borrower, Administrative Agent and the Banks, all conditions set forth in this
     Section 8.1 and Section 8.2 have been satisfied, and (d) after giving
     -----------     -----------
     effect to the initial Borrowing and the issuance of the initial Letter of Credit, Borrower and each other Credit Party are Solvent;

                   (xvii) a Certificate of Ownership Interests executed by an Authorized Officer of Borrower in the form of Exhibit G attached hereto;
                                                   ---------

                   (xviii)   certificates from Borrower's insurance broker
      setting forth the insurance maintained by Borrower, stating that such insurance is in full force and effect, that all premiums due have been paid and that such insurance is adequate and complies with the requirements of Section 10.6; and
                     ------------

                   (xix)     a copy of each Hedge Agreement to which
     Borrower or any other Credit Party is a party accompanied by a certificate executed by an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto.

          (b)      No Material Adverse Change. In the sole discretion of each
                   --------------------------
Bank, no Material Adverse Change shall have occurred since December 31, 2001 with respect to Borrower or its Subsidiaries (including, without limitation, no Material Adverse Change with respect to any facts or information regarding such Persons as represented to any Agent or any Bank on or prior to the Closing Date).

          (c)      No Legal Prohibition.  The transactions contemplated by this
                   --------------------
Agreement shall be permitted by applicable Law and regulation and shall not subject any Agent, any Bank, or any Credit Party to any Material Adverse Change.

          (d)      No Litigation.  No litigation, arbitration or similar
                   -------------
proceeding shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers or the transactions contemplated hereby or thereby.

          (e)      Closing Fees. Borrower shall have paid to Administrative
                   ------------
Agent for the ratable benefit of each Bank, and shall have paid to Administrative Agent and its Affiliates (for its own account), the fees to be paid on the Closing Date pursuant to Section 3.9.
                                     -----------

          (f)      Other Matters. All matters related to this Agreement, the
                   -------------
other Loan Papers, and the Credit Parties shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence to substantiate any matters related to this Agreement and the other Loan Papers, as Administrative Agent or any Bank shall request.

         Upon satisfaction of each of the conditions set forth in this Section
                                                                       -------
8.1, Borrower and Administrative Agent shall execute the Certificate of
---
Effectiveness. Upon the execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall automatically and completely be amended and restated on the terms set forth herein without necessity of any other action on the part of any Bank, any Agent or Borrower. Until execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms. Each Bank hereby authorizes Administrative Agent to execute the Certificate of Effectiveness on its behalf and acknowledges and agrees that the execution of the Certificate of Effectiveness by Administrative Agent shall be binding on each such Bank.

     SECTION 8.2.     Conditions to Each Borrowing and each Letter of Credit.
                      -------------------------------------------------------
The obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of Administrative Agent to issue a Letter of Credit on the date such Letter of Credit is to be issued is subject to the further satisfaction of the following conditions:

          (a) timely receipt by Administrative Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

          (b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

          (c) the representations and warranties of each Credit Party contained in this Agreement and the other Loan Papers shall be true and correct on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable);

          (d) the amount of the requested Borrowing or the amount of the requested Letter of Credit (as applicable) shall not exceed the Availability;

          (e)      no Material Adverse Change shall have occurred; and

          (f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

The funding of each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Sections 8.2(b) through (f).
                       ---------------         ---

     SECTION 8.3.     Materiality of Conditions.  Each condition precedent
                      -------------------------
herein is material to the transactions contemplated herein, and time is of the essence in respect of each thereof.

                                   ARTICLE IX

                         REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants to Administrative Agent and each Bank that each of the following statements is true and correct on the date hereof, and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

     SECTION 9.1.     Existence and Power. Each Credit Party (a) is a
                      -------------------
corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company in each jurisdiction where a failure to be so qualified could result in a Material Adverse Change.

     SECTION 9.2.     Credit Party and Governmental Authorization;
                      --------------------------------------------
Contravention. The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate, partnership or limited liability company powers, when executed will be duly authorized by all necessary corporate, partnership or limited liability company action, require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

     SECTION 9.3.     Binding Effect. This Agreement constitutes a valid and
                      --------------
binding agreement of Borrower; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered will be, enforceable against each Credit Party which executes the same in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     SECTION 9.4.     Financial Information.
                      ---------------------

          (a) The most recent annual audited consolidated balance sheet of Borrower and the related consolidated statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Borrower as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.

          (b) The most recent quarterly unaudited consolidated balance sheet of Borrower delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Borrower's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 9.4(a), the
                                                        --------------
consolidated financial position of Borrower as of such date and its consolidated results of operations and cash flows for such portion of Borrower's Fiscal Year.

          (c) Except as disclosed in writing to Banks prior to the execution and delivery of this Agreement, since December 31, 2001, no Material Adverse Change has occurred with respect to Borrower or its Subsidiaries (including, without limitation, no Material Adverse Change with respect to any facts or information regarding such Persons as represented to any Agent or any Bank on or prior to the Closing Date).

          (d) After giving effect to the transactions contemplated by this Agreement, each Credit Party is Solvent.

     SECTION 9.5.     Litigation. Except for matters disclosed on Schedule 3
                      ----------                                  ----------
attached hereto, there is no action, suit or proceeding pending against, or to the knowledge of any Credit Party, threatened against or affecting any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which could result in a Material Adverse Change or which could in any manner draw into question the validity of the Loan Papers.

     SECTION 9.6.     ERISA. No Credit Party nor any ERISA Affiliate of any
                      -----
Credit Party maintains or has ever maintained or been obligated to contribute to any Plan covered by

Title IV of ERISA or subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not result in a Material Adverse Change, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are not pending or, to the best of Borrower's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party resulting in a Material Adverse Change. Except in such instances where an omission or failure would not result in a Material Adverse Change, each Plan that is intended to be "qualified" within the meaning of section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan which would result in liability of any Credit Party resulting in a Material Adverse Change. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under Section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan would not result in a Material Adverse Change. No Credit Party nor any ERISA Affiliate of any Credit Party maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

     SECTION 9.7.     Taxes and Filing of Tax Returns. Each Credit Party has
                      -------------------------------
filed all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable. No Credit Party knows of any proposed material Tax assessment against it and all Tax liabilities of each Credit Party are adequately provided for. Except as disclosed in writing to Banks prior to the date hereof, no income tax liability of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid. The production from the wells subject to the
Section 29 Documents is, to the extent represented by Borrower in those documents, entitled to the benefits of tax credits under Section 29 of the Code.

     SECTION 9.8.     Ownership of Properties Generally. Each Credit Party has
                      ---------------------------------
good and valid fee simple or leasehold title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in Section 9.4 (a) and all assets
                                               ---------------
which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances.

     SECTION 9.9.     Mineral Interests. The Property Description is an accurate
                      -----------------
and complete description of all Borrowing Base Properties on the Closing Date. Subject only to Immaterial Title Deficiencies (as herein defined), Borrower and each of its Subsidiaries executing a Mortgage (as applicable) have good and defensible title to all Mineral Interests described in the Reserve Report, including, without limitation, all Borrowing Base Properties, free and clear of all Liens except for Permitted Encumbrances. Subject only to Immaterial Title Deficiencies, all Mineral Interests described in the Reserve Report are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of Borrower's or such Subsidiary's (as applicable) Proved Mineral Interests, subject to Immaterial Title Deficiencies, Borrower's share and/or the share of each Subsidiary executing a Mortgage (as applicable) of (a) the costs for each Proved Mineral Interest described in the Reserve Report is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms, and (b) production from, allocated to, or attributed to each such Proved Mineral Interest is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations "net revenue interest," "NRI," or similar terms. As used herein, the term "Immaterial Title Deficiencies" means minor defects or
                       -----------------------------
deficiencies in title which do not effect, in the aggregate, more than two percent (2%) (by value) of all Borrowing Base Properties. Each well drilled in respect of each Proved Producing Mineral Interest described in the Reserve Report (y) is capable of, and is presently, producing Hydrocarbons in commercially profitable quantities, and after giving effect to the transactions contemplated by this Agreement, Borrower and each of its Subsidiaries executing a Mortgage (as applicable) will receive payments on a current basis for its share of production, with no funds in respect of any thereof held in suspense, other than any such funds held in suspense pending delivery of appropriate division orders, and (z) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws and no such well which is currently producing Hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.

     SECTION 9.10.     Licenses, Permits, Etc. Each Credit Party possesses such
                       ----------------------
valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not result in a Material Adverse Change.

     SECTION 9.11.     Compliance with Law. The business and operations of the
                       -------------------
Credit Parties have been and are being conducted in accordance with all applicable Laws other than violations of Laws which do not (either individually or collectively) result in a Material Adverse Change.

     SECTION 9.12.     Full Disclosure. All information heretofore furnished by
                       ---------------
each Credit Party to Administrative Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of any Credit Party to Administrative Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to result in a Material Adverse Change.

     SECTION 9.13.     Organizational Structure; Nature of Business. The Credit
                       --------------------------------------------
Parties are engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production, marketing, processing and transporting of Hydrocarbons therefrom. Schedule 4 hereto accurately reflects
                                        ----------
(i) the jurisdiction of incorporation or organization of each Credit Party,
(ii) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, and (iii) the authorized, issued and outstanding Equity of each Credit Party.

     SECTION 9.14.     Environmental Matters. Except for matters disclosed on
                       ---------------------
Schedule 5 hereto, no operation conducted by any Credit Party and no real or personal property now or previously owned or leased by any Credit Party (including, without limitation, Mineral Interests) and no operations conducted thereon, and to any Credit Party's knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate could result in a Material Adverse Change. Except for matters disclosed on Schedule 5 hereto, no Credit Party, nor any such property
                     ----------
nor operation is the subject of any existing, pending or, to any Credit Party's knowledge, threatened Environmental Complaint which could, individually or in the aggregate, result in a Material Adverse Change. All notices, permits, licenses, and similar authorizations, required to be obtained or filed in connection with the ownership of each tract of real property or operations of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party, including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not result in a Material Adverse Change. All Hazardous Substances generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA (as hereinafter defined) and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits could not, individually or in the aggregate, result in a Material Adverse Change. Except for matters disclosed on Schedule 5 hereto, there have
                                                ----------
been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharges which would not, individually or in the aggregate, result in a Material Adverse Change. Except for matters disclosed on Schedule 5 hereto, no Credit Party nor any Subsidiary
                         ----------
of any Credit Party has any contingent liability in connection with any Hazardous Discharge which could reasonably be expected to result in a Material Adverse Change. As used in this Section 9.14, the term "RCRA" shall mean the
                                ------------            ----
Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of

1980, and the Hazardous and Solid Waste Amendments of 1984, as the same may be further amended and in effect from time to time.

     SECTION 9.15.     Burdensome Obligations. No Credit Party, nor any of the
                       ----------------------
properties of any Credit Party is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations, partnership agreement or comparable charter documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to result in a Material Adverse Change. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party to make Distributions.

     SECTION 9.16.     Fiscal Year.  Borrower's Fiscal Year is January 1 through
                       -----------
December 31.

     SECTION 9.17.     No Default.  Neither a Default nor an Event of Default
                       ----------
has occurred or will exist after giving effect to the transactions contemplated by this Agreement or the other Loan Papers.

     SECTION 9.18.     Government Regulation. No Credit Party is subject to
                       ---------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other Law which regulates the incurring by such Credit Party of Debt, including, but not limited to Laws relating to common contract carriers or the sale of electricity, gas, stream, water or other public utility services.

     SECTION 9.19.     Insider. No Credit Party is, and no Person having
                       -------
"control" (as that term is defined in 12 U.S.C. Section 375(b) or regulations promulgated thereunder) of any Credit Party is, an "executive officer," "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

     SECTION 9.20.     Gas Balancing Agreements and Advance Payment Contracts.
                       ------------------------------------------------------
On the date of this Agreement and on the Closing Date, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $250,000.

     SECTION 9.21.     Cinnabar.  Borrower owns a fifty percent (50%) membership
                       --------
or other equity interest in Cinnabar, and MMI, a wholly owned Subsidiary of Borrower, owns a fifty percent (50%) membership or other equity interest in Cinnabar.

     SECTION 9.22.     Commodity Price Risk Policy. Borrower's policy with
                       ---------------------------
respect to commodity price risk as presently in effect, addressing Borrower's policies with respect to Hedge Agreements for Hydrocarbons, is attached hereto as Exhibit K (the "Commodity Price Risk
   ---------       --------------------

Policy"). The Commodity Price Risk Policy has not been rescinded, revoked,
------
modified or amended in any respect, and is in full force and effect.

     SECTION 9.23.     Subordinate Debt, Mercury Subordinate Debt, and Falcon
                       ------------------------------------------------------
Seaboard Settlement Agreement. (a) The outstanding principal amount of the
-----------------------------
Subordinate Debt does not exceed $53,000,000 (except as otherwise permitted in the Subordinate Note Agreement in connection with the issuance of new notes in lieu of the payment of cash interest thereunder).

          (b) (i) The outstanding principal amount of the Mercury Subordinate Debt does not exceed $4,000,000; (ii) the aggregate principal amount of the Mercury Subordinate Debt as of May 1, 2002, is $2,560,000; and (iii) the Mercury Subordinate Debt (A) is unsecured, (B) has a stated maturity of no earlier than December 31, 2005, and does not provide for or otherwise require any mandatory redemption, repayment, defeasance, repurchase or other amortization (except in accordance with a quarterly amortization schedule set forth therein) prior to the scheduled maturity, (C) does not provide for a non-default rate of interest greater than nine percent (9%) per annum, and (D) is fully subordinated to the Obligations.

          (c) The book value of Borrower's obligations under the Falcon Seaboard Settlement Agreement as of May 1, 2002, is $1,829,000.

                                    ARTICLE X

                              AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     SECTION 10.1.     Information.  Borrower will deliver, or cause to be
                       -----------
delivered, to each Bank:

          (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, a consolidated and consolidating balance sheet of Borrower and each other Credit Party as of the end of such Fiscal Year and the related consolidated and consolidating statements of income and statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by such Credit Party in accordance with GAAP and audited by a firm of independent public accountants of nationally recognized standing and acceptable to Administrative Agent;

          (b)      as soon as available and in any event within forty-five
(45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, consolidated and consolidating balance sheets of Borrower and each other Credit Party as of the end of such Fiscal Quarter and the related consolidated and consolidating statements of income and statements of cash flow for such quarter and for the portion of such Credit Party's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of such Credit Party's previous Fiscal Year;

          (c) simultaneously with the delivery of each set of financial statements referred to in Sections 10.1(a) and (b), a certificate of a Financial
                          ----------------     ---
Officer of Borrower in the form of Exhibit H attached hereto, (i) setting forth
                                   ---------
in reasonable detail the calculations required to establish whether Borrower was in compliance with the requirements of Article XII on the date of such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto, (iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of Borrower and each other Credit Party as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which any Credit Party is a party or by which any Mineral Interests owned by Borrower is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which any Credit Party is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, and (v) setting forth a summary of the Hedge Transactions to which each Credit Party is a party on such date and attaching a copy of each Hedge Agreement evidencing such Hedge Transactions (or a statement certifying that Borrower has previously delivered to Administrative Agent true and correct copies of all such Hedge Agreements, the same have not been modified or amended in any respect, and such Hedge Agreements represent the valid, binding and enforceable obligations of the Credit Party a party thereto);

          (d) promptly upon the mailing thereof to the stockholders of any Credit Party generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) promptly upon the filing thereof, copies of all final registration statements post effective amendments thereto and annual, quarterly or special reports which any Credit Party shall have filed with the Securities and Exchange Commission; provided, that Borrower must deliver, or cause to be
                         --------  ----
delivered, any annual reports which any Credit Party shall have filed with the Securities and Exchange Commission, within ninety (90) days after the end of each Fiscal Year of such Credit Party, and any quarterly reports which any Credit Party shall have filed with the Securities and Exchange Commission, within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of such Credit Party;

          (f) promptly upon receipt of same, any notice or other information received by any Credit Party indicating (i) any potential, actual or alleged non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $50,000 in the aggregate; (ii) any threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $50,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $50,000 in the aggregate.

Without limiting the foregoing, each Credit Party shall provide to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants' or engineers' reports received by any Credit Party which would render the representations and warranties (or any of them) contained in Section
                                                                        -------
9.14 untrue or inaccurate in any respect;
----

          (g) in the event any notification is provided to any Bank or Administrative Agent pursuant to Section 10.1(f) hereof or Administrative Agent
                                 ---------------
or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower shall within thirty (30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of such consultant; Borrower shall bear all expenses and costs associated with such review and updates thereof;

          (h) immediately upon any Authorized Officer becoming aware of the occurrence of any Default, a certificate of an Authorized Officer setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto;

          (i) no later than March 31 and September 30 of each year, commencing September 30, 2002, reports of production volumes, revenue, expenses and product prices for all Mineral Interests owned by Borrower and each of its Subsidiaries for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis;

          (j)      promptly notify Banks of any Material Adverse Change; and

          (k) from time to time such additional information regarding the financial position or business of any Credit Party as Administrative Agent, at the request of any Bank, may reasonably request.

     SECTION 10.2.     Business of Borrower and Subsidiaries. The sole business
                       -------------------------------------
of Borrower shall be the acquisition, exploration, development and operation of Mineral Interests and the production, marketing, processing and transportation of Hydrocarbons therefrom; and each Subsidiary's business is substantially similar and/or related thereto.

     SECTION 10.3.     Maintenance of Existence. Borrower shall, and shall cause
                       ------------------------
each other Credit Party to, at all times (a) maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could result in a Material Adverse Change.

     SECTION 10.4. Title Data. Borrower shall, upon the request of Required
                   ----------
Banks, cause to be delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by Borrower and each of its Subsidiaries and the perfection and priority of Administrative Agent's Liens therein as are appropriate to determine the status thereof.

     SECTION 10.5.     Right of Inspection. Borrower will permit, and will cause
                       -------------------
each other Credit Party to permit, any officer, employee or agent of Administrative Agent or of any Bank to visit and inspect any of the assets of any Credit Party, examine each Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party with such Credit Party's officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent or any Bank may desire, and upon and during the continuance of an Event of Default all at the expense of Borrower.

     SECTION 10.6.     Maintenance of Insurance. Borrower will, and will cause
                       ------------------------
each other Credit Party to, at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following: (a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance; (d) insurance against losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and (e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by Borrower pursuant to this Section 10.6
                                                              ------------
shall be endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent shall have the right, for the ratable benefit of Banks, to collect, and Borrower hereby assigns to Administrative Agent for the ratable benefit of Banks, any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any property which stands as security for the Obligations or any part thereof, and Administrative Agent may, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations, whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect, or release same to the applicable Credit Party.

     SECTION 10.7.     Payment of Taxes and Claims. Borrower will, and will
                       ---------------------------
cause each other Credit Party to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided however, that no payment of Taxes or claims shall be
            -------- -------
required if (i) the amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of any Credit Party is subject to any pending levy or execution, (ii) the Credit Parties, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by GAAP) deemed by them to be adequate with respect thereto, and (iii) the Credit Parties have notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

     SECTION 10.8.     Compliance with Laws and Documents. Borrower will, and
                       ----------------------------------
will cause each other Credit Party to, comply with all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could result in a Material Adverse Change.

     SECTION 10.9.     Operation of Properties and Equipment. (a) Borrower will,
                       -------------------------------------
and will cause each of its Subsidiaries to, maintain, develop and operate (or use its best efforts to cause the operator to maintain and operate to the extent Borrower is not the operator) its Mineral Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities.

          (b) Borrower will, and will cause each of its Subsidiaries to, comply in all respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of Hydrocarbons and accompanying elements therefrom.

          (c)     Borrower will, and will cause each of its Subsidiaries to, at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained; provided further, that
                                                         -------- -------  ----
no item of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Credit Party.

     SECTION 10.10.     Environmental Law Compliance. Borrower will, and will
                        ----------------------------
cause each other Credit Party to, comply with all Applicable Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances. Borrower will, and will cause each other Credit Party to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws.

     SECTION 10.11.     ERISA Reporting Requirements.  Borrower shall furnish,
                        ----------------------------
or cause to be furnished, to Administrative Agent:

          (a) promptly and in any event (i) within thirty (30) days after Borrower or any ERISA Affiliate receives notice from any regulatory agency of the commencement of an audit, investigation or similar proceeding with respect to a Plan, and (ii) within ten (10) days after Borrower or any ERISA Affiliate contacts the Internal Revenue Service for the purpose of participation in a closing agreement or any voluntary resolution program with respect to a Plan or knows or has reason to know that any event with respect to any Plan of Borrower or any ERISA Affiliate has occurred, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

          (b) promptly and in any event within thirty (30) days after the receipt by Borrower of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by Borrower or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

          (c) notification within thirty (30) days of the effective date thereof of any material increases in the benefits, or material change in the funding method, of any existing Plan which is not a multiemployer plan (as defined in section 4001(a)(3) of ERISA), or the establishment of any material new Plans, or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing; and

          (d) promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not result in a Material Adverse Change.

     SECTION 10.12.     Additional Documents. Borrower will, and will cause each
                        --------------------
other Credit Party (to the extent each is party thereto) to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at Borrower's expense, Borrower shall promptly and duly execute and deliver to each Bank, and cause each other Credit Party to promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

     SECTION 10.13.     Environmental Review. Not later than thirty (30) days
                        --------------------
prior to the date of any acquisition by any Credit Party of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which a Credit Party previously held an interest, Borrower shall deliver to Administrative Agent a report in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets.

                                   ARTICLE XI

                               NEGATIVE COVENANTS

         Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     SECTION 11.1.     Incurrence of Debt. Borrower will not, nor will Borrower
                       ------------------
permit any other Credit Party to, incur, become or remain liable for any Debt, other than (a) the Obligations, (b) the Subordinate Debt, (c) the Mercury Subordinate Debt, (d) the guarantee by Borrower of a percentage of any Contractual Obligation of any Subsidiary of Borrower, so long as the percentage referred to in any such guaranty shall not exceed the percentage of common equity owned directly or indirectly by Borrower in such Subsidiary at the time such guaranty is executed; and (e) the Falcon Seaboard Settlement Agreement; provided, that, in the event no Default, Event of Default or Borrowing Base
--------  ----
Deficiency has occurred which is continuing, (x) Borrower may incur and remain liable for Non-Recourse Debt to the extent such Non-Recourse Debt has been specifically approved in writing by Required Banks, (y) Borrower and its Subsidiaries may incur and remain liable for other unsecured Debt in an aggregate amount outstanding at any time not to exceed $2,000,000, and (z) Borrower and its Subsidiaries may incur and remain liable for other secured Non-Recourse Debt in an aggregate amount outstanding at any time not to exceed $2,000,000, so long as the Liens and security interests granted to secure such Debt do not cover or affect the Mortgaged Property.

     SECTION 11.2.     Restricted Payments. Borrower will not, nor will Borrower
                       -------------------
permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that
                                                               --------  ----
Borrower or any Affiliate of Borrower may, subject to Section 11.14, consummate
                                                      -------------
the Permitted Redemptions; and provided further, that (a) any Subsidiary of
                               -------- -------  ----
Borrower that has provided a Subsidiary Guaranty, and all of the Equity of which owned by Borrower has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement, may make Distributions to Borrower; (b) any indirect Subsidiary of Borrower that has provided a Subsidiary Guaranty may make Distributions to any First Tier Subsidiary of Borrower owning Equity therein, so long as all of the Equity in the indirect Subsidiary of Borrower owned by such First Tier Subsidiary of Borrower has been pledged to Administrative Agent pursuant to a Subsidiary Pledge Agreement, all of the Equity in the First Tier Subsidiary of Borrower owned by Borrower has been pledged to Administrative Agent pursuant to the Borrower Pledge Agreement, and such First Tier Subsidiary of Borrower makes a Distribution to Borrower in an equal amount and on the same Business Day of receipt thereof; (c) any Person in which Borrower directly or indirectly owns Equity may make Distributions to Borrower and other Persons owning Equity in such Person, so long as any such Distribution is in each case made to Borrower and such other Persons ratably in accordance with its Equity interests therein; and (d), in the event no Default, Event of Default or Borrowing Base Deficiency has occurred which is continuing, Borrower may (i) make regularly scheduled payments of principal and interest on the Mercury Subordinate Debt in accordance with the terms of the Mercury Subordinate Note,
(ii) make regularly scheduled payments of principal and interest on the Subordinate Debt in accordance with the terms of the Subordinate Notes, and
(iii) repurchase, during the term of this Agreement, a portion of its common stock, par value $.01 per share, for an aggregate and cumulative purchase price of not more than $5,000,000. Nothing in this Section 11.2 shall preclude
                                             ------------
Borrower's delivery of gas pursuant to the terms of the Falcon Seaboard Settlement Agreement.

     SECTION 11.3.     Negative Pledge. Borrower will not, nor will Borrower
                       ---------------
permit any other Credit Party to, create, assume or suffer to exist any Lien on any of their respective assets, other than Permitted Encumbrances. Borrower will not, nor will Borrower permit any other

Credit Party to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of Borrower or any other Credit Party to create, assume or suffer to exist any Lien on any of their respective assets in favor of Administrative Agent for the ratable benefit of Banks.

     SECTION 11.4.     Consolidations and Mergers. Borrower will not, nor will
                       --------------------------
Borrower permit any other Credit Party to, consolidate or merge with or into any other Person; provided, that, so long as no Default or Event of Default exists or will result therefrom, (a) Borrower may merge or consolidate with another Person so long as Borrower is the surviving corporation, and (b) any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving Person.

     SECTION 11.5. Asset Dispositions. (a) Borrower will not, nor will Borrower permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset, other than the sale in the ordinary course of business of Hydrocarbons produced from Borrower's and any other Credit Party's Mineral Interests (and not pursuant to Advance Payment Contracts); provided,
                                                                   --------
that, so long as no Default or Event of Default has occurred which is
----
continuing, Borrower shall be permitted to sell or dispose of (i) machinery and equipment which is obsolete or otherwise not necessary or useful in the operation of Borrower's business; (ii) Mineral Interests during any period between Scheduled Redeterminations with an aggregate Recognized Value (measured at the time of such sale or disposition) not in excess of five percent (5%) of the Borrowing Base in effect during such period; and (iii) the Seller's Interest (as defined in the Purchase and Sale Agreement dated as of March 31, 2000, between Borrower, as seller, and Mariner, as buyer (the "Mariner Purchase
                                                               ----------------
and Sale Agreement") pursuant to the terms of the Buyer's Option (as defined in
------------------
the Mariner Purchase and Sale Agreement) and in accordance with Article X of the Mariner Purchase and Sale Agreement; provided, however, and without
                                         --------  -------
limiting the foregoing, Borrower will not, nor will Borrower permit any other Credit Party to, (A) sell any Hydrocarbons under Advance Payment Contracts, (B) sell or securitize any of their accounts receivable (other than those deemed doubtful or uncollectible), (C) sell any production payment or other term royalty, (D) purchase property subject to any production payment or term royalty created within 180 days prior to such purchase, or (E) sell assets and then lease them back (or commit to lease them back) within 180 days after such sale. Borrower will not sell, transfer or dispose of, or permit any other Credit Party to sell, transfer or dispose of, any capital stock or other equity interest in any Subsidiary of Borrower; provided, however, that Borrower may
                                        --------  -------  ----
sell, transfer, or dispose of its membership interest in Voyager.

          (b) In the event of any disposition of assets permitted under this Section 11.5, Administrative Agent is authorized on behalf of the Banks to
     ------------
release and shall promptly release any Liens in favor of Administrative Agent for the benefit of the Banks covering such assets upon written request from an Authorized Officer of Borrower which specifically identifies the subject assets and certifies that such disposition complies with the terms of this Section
                                                                    -------
11.5.
----

     SECTION 11.6.     Amendments to Organizational Documents; Other Material
                       ------------------------------------------------------
Agreements. Borrower will not, nor will Borrower permit any other Credit Party
----------
to, enter into or permit any modification or amendment of, or waive any material right or obligations of any Person under, (a) its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which could not, individually or in the aggregate, result in a Material Adverse Change, (b) the Subordinate Note Documents, (c) the Section 29 Documents, (d) the Mercury Subordinate Note, and (e) the Commodity Price Risk Policy; provided, that Borrower may enter into amendments to the Subordinate Note Documents which do not provide for or have any of the following effects: (i) increase the overall principal amount of the Subordinate Debt beyond the $53,000,000 presently outstanding (as reduced by any principal payments hereafter made with the express written consent of Required Banks) (except as otherwise permitted in the Subordinate Note Agreement in connection with the issuance of new notes in lieu of the payment of cash interest thereunder); (ii) increase the amount of any scheduled payment of principal or interest on the Subordinate Debt; (iii) hasten or accelerate the date upon which any installment of principal or interest of any Subordinate Debt is due or otherwise accelerates the amortization schedule with respect to such Subordinate Debt; (iv) increase the rate of interest accruing on the Subordinate Debt; (v) provide for the payment of additional fees or for any increase in existing fees in connection with any Subordinate Debt; or (vi) amend, modify or add any performance obligation of Borrower to any Subordinate Noteholder in a manner which requires Borrower to comply with more restrictive financial ratios or is otherwise more onerous or more restrictive to Borrower.

     SECTION 11.7.     Use of Proceeds. The proceeds of Borrowings will not be
                       ---------------
used for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests and related capital assets, (c) to refinance the obligations outstanding under the Existing Credit Agreement, and (d) to finance the Permitted Redemptions.

     SECTION 11.8.     Investments.  Borrower will not, nor will Borrower permit
                       -----------
any other Credit Party to, directly or indirectly, make or have outstanding any Investment, other than Permitted Investments.

     SECTION 11.9.     Transactions with Affiliates. Borrower will not, nor will
                       ----------------------------
Borrower permit any other Credit Party to, engage in any transaction with any Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

     SECTION 11.10.     ERISA. Except in such instances where an omission or
                        -----
failure would not result in a Material Adverse Change, Borrower will not, nor will Borrower permit any other Credit Party to, (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other Laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by Borrower or any ERISA Affiliate as of the Closing Date.

     SECTION 11.11.     Hedge Transactions. With the exception of Oil and Gas
                        ------------------
Hedge Transactions entered into pursuant to Section 8.1(e), Borrower will not,
                                            -------------
nor will Borrower permit any other Credit Party to, enter into Oil and Gas Hedge Transactions which would cause the volume of Hydrocarbons with respect to which a settlement payment is calculated under such Oil and Gas Hedge Transactions to exceed seventy-five percent (75%) of the aggregate of (a) Borrower's anticipated production from Proved Mineral Interests plus (b) associated royalty owners' gas produced from the same wells, and which gas Borrower has the authority to market and sell, during the period from the immediately preceding settlement date (or the commencement of such Hedge Transaction if there is no prior settlement date) to such settlement date.

     SECTION 11.12.     Fiscal Year.  Borrower will not, and Borrower will not
                        -----------
permit any other Credit Party to, change its Fiscal Year.

     SECTION 11.13.     Change in Business.  Borrower will not, nor will
                        ------------------
Borrower permit any other Credit Party to, engage in any business other than the businesses engaged in by such parties on the date hereof as described in
Section 9.13 hereof.
------------

     SECTION 11.14.     Subordinate Debt, Mercury Subordinate Debt, and Falcon
                        ------------------------------------------------------
Seaboard Settlement Agreement. Borrower will not (a) make any payment on or
-----------------------------
with respect to any Subordinate Debt, except as expressly permitted by the terms hereof and by the terms of the Subordination Agreement, or permit the outstanding principal balance of the Subordinate Notes to exceed $53,000,000 (except as otherwise permitted in the Subordinate Note Agreement in connection with the issuance of new notes in lieu of the payment of cash interest thereunder); (b) make any payment on or with respect to any Mercury Subordinate Debt, except as expressly permitted by the terms of this Agreement and by the terms of the Mercury Subordinate Note, or permit the outstanding principal balance of the Mercury Subordinate Note to exceed $4,000,000; or (c) make any delivery on or with respect to the Falcon Seaboard Settlement Agreement, except as expressly permitted by the terms of the Falcon Seaboard Settlement Agreement; provided however, that Borrower may make the Permitted Redemptions
           -------- -------
so long as, and only so long as, both immediately before and after giving effect thereto, (i) no Default, Event of Default, or Borrowing Base Deficiency has occurred and is continuing or results therefrom, and (ii) at least $10,000,000 of Availability exists at the time of any such Permitted Redemption. Administrative Agent and Banks agree to enter into any amendment, waiver or other document, letter or agreement under the Subordinate Note Documents in order to permit the Permitted Redemption thereunder, subject to the restrictions set forth in this Section 11.14.
                                   --------------

                                  ARTICLE XII

                               FINANCIAL COVENANTS

         Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding, as of the end of any Fiscal Quarter, commencing with the Fiscal Quarter ending June 30, 2002, Borrower will not permit its ratio of:

          (a) Consolidated Current Assets to Consolidated Current Liabilities to be less than 1.00 to 1.00; and

          (b) Consolidated EBITDAX (for the four (4) Fiscal Quarters ending on such date) to Consolidated Net Interest Expense (for the four (4) Fiscal Quarters ending on such date) to be less than 2.50 to 1.00.

                                  ARTICLE XIII

                                    DEFAULTS

SECTION 13.1.     Events of Default.  If one or more of the following events
                  -----------------
(collectively, "Events of Default," and each individually, an "Event of
                -----------------                              --------
Default") shall have occurred and be continuing:
-------

          (a) Borrower shall fail to pay when due any principal on any Note;

          (b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date thereof;

          (c) Borrower shall fail to observe or perform any covenant or agreement contained in Article XI or Article XII of this Agreement;
                       ----------    -----------

          (d) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or any other Loan Paper (other than those referenced in Sections 13.1(a), (b) and (c)) and such failure
                         ---------------------     ---
continues for a period of twenty (20) days after the earlier of (i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or
(ii) written notice of such failure has been given to any Credit Party by Administrative Agent or any Bank;

          (e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

          (f) any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $250,000 or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

          (g) any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, partnership or limited liability company action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;


          (i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $250,000 shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied or unstayed for thirty (30) days;

          (j) any event occurs with respect to any Plan or Plans pursuant to which any Credit Party and/or any ERISA Affiliate incur a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $250,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person," as such terms are defined in section 3(14) of ERISA and section 4975(e)(2) of the Code, shall engage in transactions which in the aggregate would reasonably result in a direct or indirect liability to any Credit Party or any ERISA Affiliate in excess of $250,000 under section 409 or 502 of ERISA or section 4975 of the Code;

          (k) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers to which it is a party, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the Proved Mineral Interests or other collateral purported to be covered thereby;

          (l) a Material Adverse Change shall occur with respect to Borrower and its Subsidiaries, taken as a whole;

          (m)      a Change of Control shall occur;

          (n) a default or event of default shall occur under any Subordinate Note Document or the Mercury Subordinate Note; or

          (o)      Borrower, any Subordinate Noteholder or TCW Agent shall
(i) default in the observance or performance of any obligation to be observed or performed by such party under the Subordination Agreement, (ii) breach any representation or warranty made by such party in the Subordination Agreement in any material respect, or (iii) repudiate the Subordination

Agreement or assert in writing that the Subordination Agreement or any provision thereof is not valid, binding and enforceable against any such party;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (i) if requested by Required Banks, terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, without limitation, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that in the case of any of the Events of Default specified
             -------- ----
in Sections 13.1(g) or (h), without any notice to any Credit Party or any other
   ------------ ---    ---
act by Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                                  ARTICLE XIV

                                     AGENTS

     SECTION 14.1.     Appointment, Powers, and Immunities. Each Bank hereby
                       -----------------------------------
irrevocably appoints and authorizes each Agent to act as its agent under this Agreement and the other Loan Papers with such powers and discretion as are specifically delegated to each such Agent by the terms of this Agreement and the other Loan Papers, together with such other powers as are reasonably incidental thereto. No Agent (which term as used in this sentence and in
Section 14.5 and the first sentence of Section 14.6 hereof shall include their
------------                           ------------
Affiliates and their own and their Affiliates' officers, directors, employees, and agents): (a) shall have any duties or responsibilities except those expressly set forth in this Agreement and the other Loan Papers and no Agent shall be a trustee or fiduciary for any Bank; (b) shall be responsible to Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Paper or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Paper, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Paper, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of their Subsidiaries or Affiliates; (d) shall be required to initiate or conduct any litigation or collection proceedings under any Loan Paper; and (e) shall be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Paper, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by any such Agent with reasonable care. Banks identified as either a Co-Syndication Agent or a Co-Documentation Agent under this Agreement shall not have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity. Each Bank acknowledges that it has not relied, and will not rely, on any Bank identified as either the Syndication Agent or the Documentation Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

     SECTION 14.2.     Reliance by Agents. Each Agent shall be entitled to rely
                       ------------------
upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by any such Agent. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Assumption Agreement executed in accordance with Section 15.10 hereof. As to any matters
                                      -------------
not expressly provided for by this Agreement, no Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Banks, and such instructions shall be binding on Banks; provided, however, that no Agent shall be required
                           --------  -------  ----
to take any action that exposes such Agent to personal liability or that is contrary to any Loan Paper or applicable Law unless it shall first be indemnified to its satisfaction by Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

     SECTION 14.3.     Defaults. No Agent shall be deemed to have knowledge or
                       --------
notice of the occurrence of a Default or Event of Default unless such Agent has received written notice from a Bank or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Banks. Administrative Agent shall (subject to Section 14.2 hereof)
                                                         ------------
take such action with respect to such Default or Event of Default as shall reasonably be directed by Required Banks; provided, that unless and until
                                          --------  ----
Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of Banks.

     SECTION 14.4.     Rights as Bank. With respect to its Commitment and the
                       --------------
Loans made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent), each other Agent and their Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with Borrower or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Administrative Agent), each other Agent and their Affiliates may accept fees and other consideration from Borrower or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Banks.

     SECTION 14.5.     Indemnification. Banks agree to indemnify each Agent,
                       ---------------
Co-Syndication Agent and Co-Documentation Agent (to the extent not reimbursed by Borrower or any Subsidiary of Borrower hereof, but without limiting the obligations of any Credit Party to so reimburse) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys'
fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any such Agent, Co-Syndication Agent or Co-Documentation Agent (including by any Bank) in any way relating to or arising out of any Loan Paper or the transactions contemplated thereby or any action taken or omitted by any Agent, Co-Syndication Agent or Co-Documentation Agent under any Loan Paper (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ANY AGENT, CO-SYNDICATION AGENT, OR CO-DOCUMENTATION AGENT); provided, that no Bank shall be liable for any of the foregoing to the extent
--------  ----
they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse each Agent, Co-Syndication Agent and Co-Documentation Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower hereunder, to the extent that any such Agent, Co-Syndication Agent or Co-Documentation Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements contained in this Section 14.5 shall survive
                                              ------------
payment and performance in full of the Obligations and all other amounts payable under this Agreement.

     SECTION 14.6.     Non-Reliance on Agents and Other Banks. Each Bank agrees
                       --------------------------------------
that it has, independently and without reliance on any Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Credit Party and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Papers. Except for notices, reports, and other documents and information expressly required to be furnished to Banks by Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or their Affiliates that may come into the possession of any such Agent or any of their Affiliates.

     SECTION 14.7.     Resignation of Agents. Any Agent may resign at any time
                       ---------------------
by giving notice thereof to Banks and Borrower. Upon any such resignation, Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Banks, appoint a successor Agent which shall be a commercial bank organized under the Laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article XIV shall continue in effect
                                           -----------
for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     SECTION 14.8.     Foreign Banks. Each Bank that is a "foreign corporation,
                       -------------
partnership or trust" within the meaning of the Code (a "Foreign Banks") shall
                                                         -------------
deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or after accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Person and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Person by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Person by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Person is entitled to an exemption from, or reduction of, U.S. withholding tax. Thereafter and from time to time, each such Person shall (a) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Person by the Borrower pursuant to this Agreement, (b) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (c) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Bank, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Person. If such Person fails to deliver the above forms or other documentation, then the Administrative Agent may withhold from any interest payment to such Person an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction. If any Governmental Authority asserts that the Administrative Agent did not properly withhold any tax or other amount from payments made in respect of such Person, such Person shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including attorneys' fees and expenses) of the Administrative Agent. The obligation of the Banks under this Section shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

                                   ARTICLE XV

                                  MISCELLANEOUS

     SECTION 15.1.     Notices. All notices, requests and other communications
                       -------
to any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to Administrative Agent or any Bank, at its address or telecopier number set forth on Schedule 1 hereto, and if given
                                              ----------
to Borrower, at its address or telecopy number set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective
(a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 15.1 and the appropriate answerback is
                         ------------
received or receipt is otherwise confirmed, (b) if given by mail, three (3) Domestic Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this
Section 15.1; provided, that notices to Administrative Agent under Article III
------------  --------  ----                                       -----------
or IV shall not be effective until received.
   --

     SECTION 15.2.     No Waivers. No failure or delay by Administrative Agent
                       ----------
or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

     SECTION 15.3.     Expenses; Indemnification. (a) Borrower agrees to pay on
                       -------------------------
demand all reasonable costs and expenses of each Agent in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities under the Loan Papers. Borrower further agrees to pay on demand all reasonable costs and expenses of Administrative Agent and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder.

          (b) Borrower agrees to indemnify and hold harmless each Agent, Co-Syndication Agent, Co-Documentation Agent, each Bank and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims,
                    -----------------
damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Loan Papers, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 15.3 applies, such indemnity shall be effective
                  ------------
whether or not such investigation, litigation or proceeding is brought by Borrower, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Borrower agrees not to assert any claim against any Agent, Co-Syndication Agent, Co-Documentation Agent, any Bank, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Papers, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loan.

          (c) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this Section 15.3 shall survive the payment in full of the Loans and all other
     ------------
amounts payable under this Agreement.

     SECTION 15.4.     Right of Set-off; Adjustments. (a) Upon the occurrence
                       -----------------------------
and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of Borrower against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly to notify Borrower after any such set-off and application made by such Bank; provided however, that the failure to give
                                   -------- -------  ----
such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 15.4 are in addition to other rights and
                               ------------
remedies (including, without limitation, other rights of set-off) that such Bank may have.

          (b)     If any Bank (a "benefitted Bank") shall at any time
                                  ---------------
receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Loans owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's Loans owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each other Bank; provided however,
                                                             -------- -------
that if all or any portion of such excess payment or benefits is thereafter
----
recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Bank so purchasing a participation from a Bank pursuant to this Section 15.4 may, to the fullest extent permitted
                             ------------
by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

     SECTION 15.5.     Amendments and Waivers. Any provision of this Agreement
                       ----------------------
or any other Loan Paper may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Required Banks (and, if Article XIV or the rights or duties of any Agent are affected thereby,
         -----------
by such Agent); provided, that no such amendment or waiver shall, unless signed
                --------  ----
by each Bank directly affected thereby, (i) increase the Commitments of Banks,
(ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Commitment,
(iv) change the percentage of the Commitments or of the unpaid principal amount of the Notes, or the number of Banks, which shall be required for Banks or any of them to take any action under this Section 15.5 or any other provision of
                                      ------------
this

Agreement, or (v) release any guarantor of the Obligations or a material portion of the collateral securing the Obligations.

     SECTION 15.6.     Survival. All representations, warranties and covenants
                       --------
made by any Credit Party herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Loan (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in
Section 15.3(b) herein shall survive the repayment of all credit advances
---------------
hereunder and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between Borrower or any other Credit Party and any Agent or any Bank.

     SECTION 15.7.     Limitation on Interest. Regardless of any provision
                       ----------------------
contained in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loan is paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided
                                                                    --------
however, that if the unpaid principal balance thereof is paid and performed in
-------  ----
full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

     SECTION 15.8.     Invalid Provisions. If any provision of the Loan Papers
                       ------------------
is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     SECTION 15.9.     Waiver of Consumer Credit Laws.  Pursuant to Chapter 346
                       ------------------------------
of the Texas Finance Code, as amended, Borrower agrees that such Chapter 346 shall not govern or in any manner apply to the Loan.

     SECTION 15.10.     Assignments and Participations. (a) The provisions of
                        ------------------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Bank and no Bank may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of clause (b) of this section, (ii) by way of participation in accordance with the provisions of clause (d) of this section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (f) of this section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Banks) any legal or equitable right, remedy or claim under or by reason of this Agreement.

          (b) Any Bank may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to
it); provided, that (i) except in the case of an assignment of the entire
     --------  ----
remaining amount of the assigning Bank's Commitment, the Loans at the time owing to it and the Letter of Credit Exposure, or in the case of an assignment to a Bank or an Affiliate of a Bank or an Approved Fund with respect to a Bank, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loan of the assigning Bank subject to each such assignment, and the Letter of Credit Exposure (in each case determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Bank's rights and obligations under this Agreement with respect to the Loan, the Commitment or the Letter of Credit Exposure assigned;
(iii) any assignment of a Bank's Commitment must be approved by the Administrative Agent (such approval not to be unreasonably withheld) unless the Person that is the proposed assignee is itself a Bank with a Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500.00, and the Eligible Assignee, if it shall not be a Bank, shall deliver to the Administrative Agent an Administrative Questionnaire. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this section, from and after the effective date specified in each Assignment and Assumption Agreement, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Bank under this Agreement, and the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.1 through 5.6 with respect to facts and circumstances
            ------------         ---
occurring prior to the effective date of such assignment. Any assignment or transfer by a Bank of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Bank of a participation in such rights and obligations in accordance with clause (d) of this section.

          (c)      The Administrative Agent, acting solely for this purpose
as an agent of the Borrower, shall maintain at one of its offices listed on
Schedule 1 hereto a copy of each Assignment and Assumption Agreement delivered
----------
to it and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amounts of the Loans owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The
                                                          --------
entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

          (d)      Any Bank may at any time, without the consent of, or
notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such
                                      -----------
Bank's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it and the Letter of Credit Exposure); provided, that (i) such Bank's obligations under this Agreement shall
           --------
remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Bank sells such a participation shall provide that such Bank shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. Subject to clause (e) of this section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 5.1, 5.2, 5.4, 5.5, and 5.6 to the same extent as if it were a Bank and
-------- ---  ---  ---  ---      ---
had acquired its interest by assignment pursuant to clause (b) of this section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 15.4 as though it were a Bank, provided such Participant
            ------------
agrees to be subject to Section 3.1 as though it were a Bank.
                        -----------
          (e) A Participant shall not be entitled to receive any greater payment under Sections 5.1, 5.5 and 5.6 than the applicable Bank would have been
              -------- ---  ---     ---
entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Bank if it were a Bank shall not be entitled to the benefits of Section 5.6 unless the
                                                        -----------
Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 14.8
                                                                    ------------
as though it were a Bank.

          (f) Any Bank may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, that no such pledge
                                                 --------  ----
or assignment shall release such Bank from any of its obligations hereunder or substitute any such pledgee or assignee for such Bank as a party hereto.

     SECTION 15.11.     TEXAS LAW. THIS AGREEMENT, EACH NOTE AND THE OTHER LOAN
                        ---------
PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     SECTION 15.12.     Consent to Jurisdiction; Waiver of Immunities. (a)
                        ---------------------------------------------
Borrower hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. As an alternative, Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Person at its address specified in Section 15.1.
                                                                  ------------
Borrower agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

          (b)      Nothing in this Section 15.12 shall affect any right of
                                   -------------
Banks to serve legal process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

          (c) To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

     SECTION 15.13.     Counterparts; Effectiveness. This Agreement may be
                        ---------------------------
signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the terms and conditions herein set forth, this Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

     SECTION 15.14.     No Third Party Beneficiaries. Except for the provisions
                        ----------------------------
hereof inuring to the benefit of Agents not a party to this Agreement, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than third party beneficiaries permitted pursuant to Section 15.10.
                                                     -------------

     SECTION 15.15.     COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN
                        ------------------
PAPERS COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, ADMINISTRATIVE AGENT, AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, ADMINISTRATIVE AGENT, AND THE CREDIT PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, ADMINISTRATIVE AGENT, AND THE CREDIT PARTIES.

     SECTION 15.16.     WAIVER OF JURY TRIAL.  BORROWER, ADMINISTRATIVE AGENT,
                        --------------------
AND BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

     SECTION 15.17.     Confidentiality. Administrative Agent and each Bank
                        ---------------
(each, a "Lending Party") agrees to keep confidential any information furnished
          -------------
or made available to it by Borrower pursuant to this Agreement that is marked confidential; provided, that nothing herein shall prevent any Lending Party
              --------  ----
from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement,
(g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this Section
                                                                       -------
15.17, to any actual or proposed participant or assignee.
-----

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

                      Remainder of Page Intentionally Blank
                            Signature Pages to Follow

BORROWER:
--------
QUICKSILVER RESOURCES INC.,
a Delaware corporation


By:               /s/ Glenn Darden
         -----------------------------------
         Glenn Darden
         President

Address for Notice:

777 West Rosedale Street, Suite 300
Fort Worth, Texas 76104
Attn: Glenn Darden
Fax No. (817) 665-5005

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:
--------------------

BANK OF AMERICA, N.A.

By:               /s/ Richard Stein
         -----------------------------------
         Richard Stein
         Principal

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

BANKS:
-----

BANK OF AMERICA, N.A.

By:             /s/ Richard Stein
         -----------------------------------

         Richard Stein
         Principal

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

BNP PARIBAS

By:               /s/ Brian Malone
         -----------------------------------
         Name:       Brian Malone
                  --------------------------
         Title:     Managing Director
                  --------------------------

                  /s/ Gabe E. Ursor
                  Vice President

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

CIBC INC.

By:               /s/ George Knight
         -----------------------------------
         Name:      George Knight
                  --------------------------
         Title:     Managing Director
                  --------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

CREDIT LYONNAIS, NEW YORK BRANCH

By:               /s/ Bernard Weymuller
         -----------------------------------
         Name:     Bernard Weymuller
                  --------------------------
         Title:     Senior Vice President
                  --------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

COMERICA BANK - TEXAS


By:               /s/ Michele L. Jones
         -----------------------------------
         Name:      Michele L. Jones
                  --------------------------
         Title:     Vice President
                  --------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

COMPASS BANK

By:               /s/ Dorothy Marchand
         -----------------------------------
         Name:      Dorothy Marchand
                  --------------------------
         Title:     Senior Vice President
                  --------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

FORTIS CAPITAL CORP.

By:               /s/ Christopher S. Parada
         --------------------------------------------
         Name:      Christopher S. Parada
                  -----------------------------------
         Title:     Vice President
                  -----------------------------------


By:               /s/ Darrell W. Holley
         --------------------------------------------

         Name:      Darrell W. Holley
                  -----------------------------------
         Title:     Managing Director
                  -----------------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:               /s/ Doug Clark
         --------------------------------------------
         Name:      Doug Clark
                  -----------------------------------
         Title:     Vice President
                  -----------------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By:               /s/ N. Bell
         --------------------------------------------
         Name:      N. Bell
                  -----------------------------------
         Title:     Senior Manager
                  -----------------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement

WASHINGTON MUTUAL BANK, FA

By:                /s/ David W. Phillips
         --------------------------------------------
         Name:     David W. Phillips
                  -----------------------------------
         Title:     Vice President
                  -----------------------------------

                  Signature Page to Quicksilver Resources Inc.
                  Fourth Amended and Restated Credit Agreement